                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [_]

Check the appropriate box:
[_] Preliminary proxy statement
[_] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive proxy statement
[_] Definitive additional materials
[_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               THE BIBB COMPANY
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               (Name of Registrant as Specified in Its Charter)

                               THE BIBB COMPANY
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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: /1/

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(4) Proposed maximum aggregate value of transaction:

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[_] Fee paid previously with preliminary materials.


[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, schedule or registration statement no.:

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(3) Filing party:

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(4) Date filed:

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------------------
/1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

                               THE BIBB COMPANY
                             100 GALLERIA PARKWAY
                                  17TH FLOOR
                            ATLANTA, GEORGIA 30339

                                                           August 22, 1997

Dear Stockholder:

  It is my pleasure to invite you to the 1997 Annual Meeting of Stockholders of The Bibb Company (the "Company"). The meeting will be held at 9:00 a.m., local time, on Tuesday, September 30, 1997, at The Georgian Club, 100 Galleria Parkway, 17th Floor, Atlanta, Georgia 30339. Admission to the meeting will begin at 8:00 a.m.

  The attached Notice of Annual Meeting of Stockholders and Proxy Statement cover the formal business of the meeting, which includes the following proposals: (i) the election of seven directors; (ii) approval of an amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock of the Company from 12,000,000 shares to 25,000,000 shares; (iii) approval of an amendment to the Certificate of Incorporation of the Company to provide for indemnification of the directors and officers of the Company to the fullest extent permitted by law; (iv) approval of the 1997 Omnibus Stock Incentive Plan; and (v) approval of the Nonemployee Director Stock Plan. Also during the meeting, management will address other corporate matters that may be of interest to you as a stockholder.

  It is important that your shares be represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To be sure your shares are represented, we urge you to complete and mail the enclosed proxy card as soon as possible. If you attend the meeting and wish to vote in person, the ballot that you submit at the meeting will supersede your proxy.

                                          Sincerely,

                                          Michael L. Fulbright
                                          President and Chief Executive
                                           Officer

                               THE BIBB COMPANY

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              SEPTEMBER 30, 1997

                               ----------------

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of The Bibb Company, a Delaware corporation (the "Company"), will be held on September 30, 1997 at 9:00 a.m., local time, at The Georgian Club, 100 Galleria Parkway, 17th Floor, Atlanta, Georgia 30339, for the following purposes:

    (1) To elect seven Directors, each to hold office for a one-year term expiring at the 1998 Annual Meeting of Stockholders;

    (2) To amend the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock of the Company from 12,000,000 shares to 25,000,000 shares;

    (3) To amend the Certificate of Incorporation of the Company to provide for indemnification of the directors and officers of the Company to the fullest extent permitted by law;

    (4) To approve the 1997 Omnibus Stock Incentive Plan providing for the granting of options to the employees of the Company; and

    (5) To approve the Nonemployee Director Stock Plan providing for the automatic granting of options to non-employee Directors of the Company,

all as set forth in the Proxy Statement accompanying this Notice. In addition, the Meeting will address any other business as may properly come before the Meeting or any postponements or adjournments thereof.

  Only holders of record of the Company's Common Stock, par value $.01 per share, as of the close of business on August 8, 1997 are entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof.

                                          By Order of the Board of Directors,


                                          A. William Ott
                                          Secretary

Atlanta, Georgia

August 22, 1997

                                   IMPORTANT

  WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, PLEASE VOTE BY MEANS OF THE ENCLOSED PROXY CARD THAT YOU ARE REQUESTED TO SIGN, DATE AND RETURN AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

                               THE BIBB COMPANY
                             100 GALLERIA PARKWAY
                                  17TH FLOOR
                            ATLANTA, GEORGIA 30339

                               ----------------

                                PROXY STATEMENT

                               ----------------

  This Proxy Statement and the accompanying proxy card are being furnished to the stockholders of The Bibb Company, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Meeting") to be held on September 30, 1997 at 9:00 a.m., local time, at The Georgian Club, 100 Galleria Parkway, 17th Floor, Atlanta, Georgia 30339, or at any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Proxy Statement and accompanying proxy card are first being mailed or otherwise distributed to stockholders on or about August 22, 1997.

  Holders of record of outstanding shares of the Company's common stock, par value $.01 per share (the "Common Stock"), at the close of business on August 8, 1997 (the "Record Date") are entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each share of Common Stock held on the Record Date. On the Record Date, there were 10,061,576 shares of Common Stock outstanding.

  Shares of Common Stock cannot be voted at the Meeting unless the owner is present or represented by proxy. A proxy may be revoked at any time before it is voted by (1) giving written notice of revocation to the Secretary of the Company, (2) executing and delivering to the Company at the address shown above a new proxy bearing a later date, or (3) attending the Meeting and voting in person. All properly executed proxies, unless previously revoked, will be voted at the Meeting or at any postponement or adjournment thereof in accordance with the directions given.

  With respect to the election of Directors, stockholders of the Company voting by proxy may vote in favor of the nominees, may withhold their vote for the nominees, or may withhold their vote as to specific nominees. With respect to the other proposals for stockholder action, stockholders of the Company voting by proxy may vote in favor of such proposals, against such proposals or may abstain from voting on such proposals. If no specific instructions are given with respect to the matters to be acted upon at the Meeting, shares of Common Stock represented by a properly executed proxy will be voted FOR (1) the election of all nominees listed under the caption "Election of Directors,"
(2) approval of an amendment of the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 12,000,000 shares to 25,000,000 shares, (3) approval of an amendment of the Certificate of Incorporation of the Company to provide for indemnification of the directors and officers of the Company to the fullest extent permitted by law, (4) approval of the 1997 Omnibus Stock Incentive Plan and (5) approval of the Nonemployee Director Stock Plan. The Board of Directors does not intend to present and knows of no others who intend to present at the Meeting any matter of business other than those matters set forth in the accompanying Notice of Annual Meeting of Stockholders. However, if other matters (including stockholder proposals omitted from this proxy statement in accordance with the rules and regulations of the Securities and Exchange Commission (the "Commisson")) properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

  At the Meeting, inspectors of election will determine the presence of a quorum and tabulate the results of the voting by stockholders. A majority of the outstanding shares of Common Stock must be present in person or by proxy at the Meeting in order to have the quorum necessary for the transaction of business. Abstentions and non-votes will be counted for purposes of determining the presence of a quorum at the Meeting. The nominees for Director will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or by proxy and actually voting at the Meeting. All other matters require for their approval the favorable vote of a majority of the shares of Common Stock voted in person or by proxy at the Meeting. Abstentions and non-votes will have no effect on the outcome of any voting. A non-vote may occur when a nominee holding shares of Common Stock for a beneficial owner does not vote on a proposal because such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

  A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage prepaid if mailed from within the United States.

  The cost of soliciting proxies will be paid by the Company. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals, and the Company will reimburse them for their expenses in so doing. Officers and other regular employees of the Company may also request the return of proxies by telephone, telegram, or in person.

  A copy of the Company's annual report, which includes the financial statements of the Company for the fiscal year ended December 28, 1996, together with the financial statements of the Company for the three month period ended March 29, 1997 and the six month period ended June 28, 1997, is being mailed with this Proxy Statement to all stockholders entitled to notice of and to vote at the Meeting.

CORPORATE HISTORY

  The Company was organized as a Delaware corporation in June, 1996. The Company (formerly known as The New Bibb Company) is the successor to The Bibb Company, a Delaware corporation ("Old Bibb") as a result of a merger of Old Bibb with and into the Company on September 27, 1996 (the "Merger"). On July 3, 1996, following receipt of approval for a "prepackaged" bankruptcy reorganization by the requisite creditors and securityholders of Old Bibb, Old Bibb filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the "Reorganization"). On September 12, 1996, the Bankruptcy Court issued an order confirming a Plan of Reorganization. The Reorganization and the Merger were consummated on September 27, 1996 (the "Effective Date") and upon consummation thereof, the Company was renamed The Bibb Company. Unless the context otherwise requires, the "Company" means The New Bibb Company, Old Bibb (formerly known as The NTC Group, Inc.), and its predecessor, The Bibb Company, a Georgia corporation. The Company has been engaged in the manufacturing and marketing of textile products since 1876.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth, as of July 9, 1997, certain information with respect to all stockholders known by the Company to be the beneficial owners of more than 5% of the Common Stock, the only class of voting securities outstanding, as well as information with respect to the Common Stock owned beneficially by each Director and Director Nominee of the Company, by each Executive Officer named in the Summary Compensation Table on page 5 and by all Directors, Director Nominees and Executive Officers of the Company as a group. Certain information set forth in the table is based upon information contained in filings made by such beneficial owners with the Commission.

                                                        AMOUNT AND  APPROXIMATE
                                                        NATURE OF   PERCENT OF
                                                        BENEFICIAL    COMMON
               NAME OF BENEFICIAL OWNER                OWNERSHIP(1)    STOCK
               ------------------------                ------------ -----------
Franklin Advisers, Inc. and Franklin Advisory
 Services, Inc.(2)....................................  2,588,546      25.7%
777 Mariners Island Blvd.
San Mateo, CA 94404
Merrill Lynch Pierce, Fenner & Smith Incorporated(3)..  2,073,779      20.6%
250 Vesey Street, North Tower
New York, NY 10281
Buford H. Ortale and Sewanee Ventures, LLC(4).........    780,793       7.8%
104 Woodmont Boulevard
Suite 200
Nashville, TN 37205
Romulus Holdings, Inc. and Related Entities(5)........    707,696       7.0%
20 Rock Ridge Circle
New Rochelle, NY 10804
Michael L. Fulbright..................................          0         0
A. William Ott........................................          0         0
Neal J. McGrail.......................................          0         0
Frank X. Sheehan(6)...................................          0         0
C. Scott Bartlett, Jr.................................          0         0
Marvin B. Crow........................................          0         0
Stewart M. Kasen......................................          0         0
George A. Poole, Jr...................................          0         0
James A. Williams.....................................          0         0
Irwin N. Gold(7)......................................     20,264         *
Thomas C. Foley(8)....................................    487,408       4.8%
All Directors, Director Nominees, and Executive
 Officers as a group (11 persons)(8)..................    507,672       5.0%

--------
*  Less than 1%
(1) Under the Rules of the Commission, a person is deemed to be the beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities if that person has the right to acquire beneficial ownership within 60 days. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. Unless otherwise indicated by footnote, the named persons have sole voting and investment power with respect to the shares of Common Stock beneficially owned.
(2) Represents 2,516,546 shares of Common Stock owned by Franklin Advisers, Inc. and 72,000 shares of Common Stock that may be deemed to be beneficially owned by Franklin Advisory Services, Inc. The shares of Common Stock are owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries of Franklin Resources, Inc. This information is based upon information contained in a Schedule 13G filed with the Commission on July 9, 1997.
(3) Represents 2,073,779 shares beneficially owned by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch & Co., Inc. This information is based upon information contained in a
    Schedule 13G filed with the Commission on July 1, 1997.
(4) Includes 424,589 shares of Common Stock owned by Sewanee Partners II, L.P. and 356,204 shares owned directly by Mr. Ortale. Sewanee Ventures, LLC, the general partner of Sewanee Partners II, L.P., is controlled by Mr. Ortale. This information is based upon information provided to the Company by such stockholders.
(5) This information was provided to the Company pursuant to a Schedule 13D filed with the Commission on June 11, 1997, on behalf of Romulus Holdings, Inc., Mars/Normel, a joint venture between Mars Associates, Inc. and Normel Construction Corporation, Brad and Beth Singer Children's Trust, Gary and Karen Singer Children's Trust, Steven G. Singer Children's Trust and Second Singer Trust.

(6) Frank X. Sheehan served as Vice President, Industrial Relations until July 1997.

(7) Irwin N. Gold may be deemed to be the beneficial owner of 17,791 shares of Common Stock held of record by Houlihan Lokey Howard & Zukin ("Houlihan Lokey") with respect to which Mr. Gold has been granted an undivided interest. Mr Gold is a managing director of Houlihan Lokey and may be deemed to be the beneficial owner of an additional 2,473 shares of Common Stock held of record by Houlihan Lokey to the extent of Mr. Gold's pecuniary interest therein. Houlihan Lokey retains sole voting and dispositive power with respect to all such shares of Common Stock beneficially owned by Mr. Gold.

(8) Thomas C. Foley served as Chief Executive Officer prior to the Reorganization, and as a non-voting member of the Board of Directors of the Company from September 1996 until May 1997.

         NOTICE PURSUANT TO SECTION 16 OF THE SECURITIES EXCHANGE ACT

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's Directors, Executive Officers and persons who beneficially own more than ten percent of the Company's Common Stock file with the Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of such Common Stock. Directors, Executive Officers and persons who beneficially own greater than ten percent of the Common Stock are required by the Commission's rules to furnish the Company with copies of all such reports. The Company was not subject to the reporting requirements of the Exchange Act prior to June 2, 1997. Consequently, the Company was not provided with reports of beneficial ownership and changes in beneficial ownership during its most recently completed fiscal year.

                      COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

  The following table sets forth in summary form all compensation for all services rendered in all capacities to the Company for the years ended December 28, 1996, December 30, 1995, and December 31, 1994, respectively, to
(a) all persons who served as Chief Executive Officer of the Company during 1996 and (b) those executive officers of the Company who earned in excess of $100,000 during 1996 (collectively with the Chief Executive Officer, the "Named Executive Officers"):

                          SUMMARY COMPENSATION TABLE

                                                                     LONG TERM
                                     ANNUAL COMPENSATION            COMPENSATION
                              ------------------------------------- ------------
                                                                     SECURITIES
  NAME AND PRINCIPAL                                 OTHER ANNUAL    UNDERLYING     ALL OTHER
       POSITION          YEAR SALARY(1)    BONUS(2) COMPENSATION(3)  OPTIONS(#)  COMPENSATION(4)
  ------------------     ---- ---------    -------- --------------- ------------ ---------------
Michael L. Fulbright,    1996 $152,535(5)  $125,000     $17,574       200,000        $1,763
President and Chief
Executive Officer
Thomas C. Foley,         1996        0           --          --            --            --
President and Chief      1995        0           --          --            --            --
Executive Officer(6)     1994        0           --          --            --            --
A. William Ott,          1996  187,500      115,000          --            --         1,458
President, Home          1995  161,601           --          --            --           810
Fashions Division and    1994  130,039       10,000          --            --           568
Secretary
Neal J. McGrail,         1996  102,500       50,000          --            --           714
Vice President,          1995   90,883           --          --            --           383
Corporate Controller     1994   77,252           --          --            --           304
and Assistant Secretary
Frank X. Sheehan,        1996  112,500        5,000          --            --         2,419
Vice President,          1995  110,212           --          --            --         2,304
Industrial Relations(7)  1994  103,002           --          --            --         1,340

--------
(1) The amounts shown include compensation earned in the given fiscal year and deferred by the named executive officer pursuant to the Company's Executive Deferred Compensation Plan.
(2) The amounts shown represent bonuses earned in the given fiscal year pursuant to Old Bibb's bonus plan or discretionary bonuses awarded by the Board of Directors and, with respect to Mr. Ott and Mr. McGrail, bonuses accrued in 1996 under the Company's retention bonus plan in the amounts of $90,000 and $30,000, respectively.
(3) The aggregate amount of personal benefits received by each Named Executive Officer did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each such Named Executive Officer.
(4) The amounts shown represent life insurance premium payments by the Company.
(5) Reflects compensation for the period after Mr. Fulbright joined the Company in August 1996. Pursuant to an Employment Agreement, Mr. Fulbright's annual compensation consists of an initial base salary of $400,000 plus reimbursement of certain expenses.
(6) Effective in August 1996, Mr. Foley resigned as Chairman and Chief Executive Officer, and Michael L. Fulbright was appointed as President and Chief Executive Officer.

(7) Mr. Sheehan left the Company in July 1997.

STOCK OPTIONS

  The following table contains information concerning the grant of stock options to the Named Executive Officers during the year ended December 28, 1996:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                     INDIVIDUAL GRANTS
                         ------------------------------------------
                                                                        POTENTIAL
                                      PERCENT                       REALIZABLE VALUE
                                     OF TOTAL                       OF ASSUMED ANNUAL
                                      OPTIONS                        RATES OF STOCK
                          NUMBER OF   GRANTED                             PRICE
                         SECURITIES     TO     EXERCISE             APPRECIATION FOR
                         UNDERLYING  EMPLOYEES  OR BASE                OPTION TERM
                           OPTIONS   IN FISCAL   PRICE   EXPIRATION -----------------
          NAME           GRANTED (#)   YEAR    ($/SHARE)    DATE       5%      10%
          ----           ----------- --------- --------- ----------    --    --------
Michael L. Fulbright....   200,000      100%     7.10     9/26/01   $392,320 $866,924

OPTION EXERCISES AND HOLDINGS

  The following table sets forth information with respect to stock options exercised during the last fiscal year by the Named Executive Officers, the aggregate number of unexercised options to purchase Common Stock granted in all years to the Named Executive Officers and held by them as of December 28, 1996, and the value of unexercised in-the-money options (i.e., options that had a positive spread between the exercise price and the fair market value of the Common Stock) as of December 28, 1996:

                      AGGREGATED OPTION EXERCISES IN LAST
                 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                     VALUE OF
                                                       NUMBER OF    UNEXERCISED
                                                      UNEXERCISED  IN-THE-MONEY
                                                      OPTIONS AT    OPTIONS AT
                                                     YEAR-END (#)  YEAR-END ($)
                              SHARES                 ------------- -------------
                           ACQUIRED ON     VALUE     EXERCISABLE/  EXERCISABLE/
           NAME            EXERCISE (#) REALIZED ($) UNEXERCISABLE UNEXERCISABLE
           ----            ------------ ------------ ------------- -------------
Michael L. Fulbright......      --           --        0/200,000       0/(1)

--------
(1) None of such options were in-the-money at December 28, 1996.

DEFERRED COMPENSATION PLAN

  Since January 1, 1983, the Company has provided to eligible executives the opportunity of deferring compensation pursuant to the terms of an Executive Deferred Compensation Plan. As of December 28, 1996, the Company owed approximately $2,814,000 to participants under such Plan.

EMPLOYMENT AGREEMENTS; TERMINATION PROVISIONS

  The Company entered into an employment agreement with Michael L. Fulbright in August, 1996, (as subsequently modified, the "Employment Agreement"), pursuant to which he was appointed President and Chief Executive Officer. The Employment Agreement provides for an initial base salary of $400,000 and reimbursement of certain expenses. His base salary will be increased to $425,000 after the first year and $450,000 after the second. Mr. Fulbright is also entitled to an annual bonus of between 50% and 100% of his base salary, based upon specified performance, with a guaranteed cash bonus of at least 33% of his base salary in the first year, and certain stock options. In addition, Mr. Fulbright is entitled to a $125,000 signing bonus, the purchase by the Company of his Greensboro, North Carolina residence, and certain additional relocation expenses. The Employment Agreement is for an initial term of three years, with automatic one year renewals thereafter unless otherwise terminated.

  Upon a termination of employment by the Company without "Cause" and not as a result of Mr. Fulbright's death or "Disability," or by Mr. Fulbright for "Good Reason," (as each such term is defined in the Employment Agreement), Mr. Fulbright is entitled to specified severance compensation. If the termination occurs within the first two years of the Employment Agreement, Mr. Fulbright is entitled to a payment equal to twice his base salary and the continuation of certain fringe benefits for the remainder of the initial three year employment period. If the termination occurs after two years of employment under the Employment Agreement, Mr. Fulbright is entitled to a payment equal to his base salary and the continuation of certain enumerated benefits. If a "Change in Control" occurs between the second and third anniversary of the date of the Employment Agreement and termination as described occurs after such "Change in Control," Mr. Fulbright is entitled to a payment equal to twice his base salary and the continuation of certain enumerated benefits. "Change in Control" is defined in the Employment Agreement as (i) any sale of all or substantially all of the Company's assets to any person or entity, or
(ii) any sale or series of related sales which, in the aggregate, transfer 50% or more of the voting shares of the Company to any person or entity or group of persons or entities (as the term "group" is defined in Section 13(d)(3) of the Exchange Act) or (iii) any merger of the Company with any other person or entity following which the Company is not the surviving entity; it being understood and agreed that "Change in Control" shall not include (x) any sale, merger or consolidation with or to any person or entity in which the shareholders of the Company immediately prior to such sale, merger or consolidation own or obtain controlling voting power of such person or entity immediately following such transaction or (y) the Merger.

  Pursuant to the terms of the Employment Agreement, the Company agreed to grant to Mr. Fulbright options (the "Options") to acquire the Company's shares of Common Stock as follows: (A) the Options would apply to an amount of shares of Common Stock equal to 2% of the Company's Common Stock as of the date of grant calculated on a fully-diluted basis; (B) the exercise price of the Options would be based upon a $100 million aggregate valuation on all of the Company's shares of Common Stock calculated on a fully-diluted basis; (C) shares of Common Stock subject to the Options would vest ratably on the first, second and third anniversary of the date of grant during the employment period, provided that in the event of a "Change in Control" or in the event of a termination of the Employment Period (other than by the Company for "Cause" or by Mr. Fulbright, without "Good Reason"), all shares of Common Stock subject to the Option would vest immediately; and (D) the Options would be exercisable commencing immediately upon vesting and ending on the fifth year after the grant of the Options. Options were subsequently granted for an aggregate of 200,000 shares of Common Stock, vesting in three annual increments, at an exercise price of $7.10 per share.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  All decisions relating to executive compensation since the Company's emergence from bankruptcy on September 27, 1996, were made by the Compensation Committee of the Board of Directors, which consists of Stewart M. Kasen (Chairman), Irwin N. Gold and George A. Poole, Jr.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The following paragraphs constitute the report of the Compensation Committee of the Board of Directors (the "Committee") on executive compensation policies for decisions relating to executive compensation made since September 27, 1996. In accordance with Commission rules, this report shall not be deemed to be incorporated by reference into any statements or reports filed by the Company with the Commission that do not specifically incorporate this report by reference, notwithstanding the incorporation of this Proxy Statement into any such report.

  The Committee administers the compensation program for operating officers of the Company and bases its decisions on both individual performance and the financial results achieved by the Company. While the Committee consults with the Chief Executive Officer on certain matters, all compensation decisions are made by the Committee without such officer's participation.

  The principal elements of the compensation program for executive officers are base salary, performance-based annual bonuses and stock options. The goals of the program are to give the executive officers incentives to work toward the improved financial performance of the Company and to reward them for their contributions to the Company's success. The salary is based on factors such as the individual executive officer's level of responsibility, and comparison to similar positions in the Company and in comparable companies. The annual cash bonuses are based on the Company's performance measured against attainment of financial and other objectives established annually by the Board, and on individual performance. Stock option awards are intended to align the executive officer's interests with those of the stockholders in promoting the long-term growth of the Company, and are determined based on the executive officer's level of responsibility, number of options previously granted, and contributions toward achieving the objectives of the Company. Further information on each of these compensation elements follows. For a summary of 1996 compensation, see the Summary Compensation Table under the heading "Compensation of Executive Officers" above.

  Salaries. Base salaries are adjusted annually, following a review by the Chief Executive Officer. In the course of the review, performance of the individual with respect to specific objectives is evaluated, as are any increases in responsibility, and salaries for similar positions. The specific objectives for each executive officer are set by the individual's manager or the Chief Executive Officer, and will vary for each executive position and for each year. Since this is a base salary review, performance of the Company does not weigh heavily in the result. When all reviews are completed, the Chief Executive Officer makes a recommendation to the Committee for their review and final approval.

  With respect to the Chief Executive Officer, the Company entered into an Employment Agreement in the course of hiring Mr. Fulbright, and determined, based on market conditions, the base salary, bonus and equity compensation elements needed to attract a suitable candidate for the position. In the future, the Committee will review and fix the Chief Executive Officer's base salary primarily on its assessment of his performance and its expectations as to his future contributions. The Committee's review takes place annually.

  Bonuses. In February 1996, the Company adopted a retention bonus plan covering key employees, pursuant to which covered employees of the Company on the Effective Date, are entitled to receive specific amounts (aggregating a maximum of $828,000 for all covered employees) during the first year following the Effective Date. The only executive officers of the Company covered under such plan are A. William Ott and Neal J. McGrail.

  Stock Options. The Committee views stock options as its primary long term compensation vehicle for the Company's executive officers. In 1996, the Committee granted an aggregate of 200,000 options to Mr. Fulbright. In June 1997, the Committee granted an aggregate of 100,000 additional options to Mr. Fulbright, an aggregate of 30,000 options to A. William Ott and an aggregate of 10,000 options to Neal McGrail under the 1997 Omnibus Stock Incentive Plan.

  Summary. The Committee will continually review the Company's compensation programs to ensure the overall package is competitive, balanced, and that proper incentives and rewards are provided. The Committee has not formulated a policy on qualifying executive officer compensation under new Section 162 (m) of the Code (adopted under the Omnibus Budget and Reconciliation Act of 1993).

By the Members of the Compensation Committee:

Stewart M. Kasen         Irwin N. Gold        George A. Poole, Jr.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RESTRUCTURING AGREEMENT

  The Restructuring Agreement, dated February 1, 1996, entered into by Old Bibb in connection with the Reorganization (the "Restructuring Agreement") includes the following provisions and covenants:

 Co-Sale

  Each of Franklin Custodian Fund, Income Series, and Franklin Value Mark Funds, Income Securities Fund (collectively referred to as the "Franklin Holder") agreed that, in the event any such Franklin Holder grants to any other member of the Steering Committee (which would include Merrill Lynch, Pierce, Fenner & Smith Inc., Showa Leasing (U.S.A.) Inc. and Romulus Holdings, Inc. and certain of its affiliates) any "co-sale," "tag-along" or other similar right or other opportunity to sell such other member of the Steering Committee's equity securities of the Company (or any securities or other property exchanged therefor) on substantially the same terms and conditions as any Franklin Holder may sell, each such Franklin Holder shall grant the same right or other opportunity to each former holder of Old Common Stock as of February 1, 1996, with respect to equity securities of the Company (or any securities or other property exchanged therefor).

 Non-Voting Director

  For a period through and including one year after the effective date of the Merger, the Company and the members of the Steering Committee agreed as follows: (i) Thomas C. Foley shall be a member of the board of directors of the Company with full opportunity to attend, participate in and be heard at all meetings of the board of directors, whether regular, special, telephonic or otherwise; provided, however, that Mr. Foley shall have no vote as a member of the board of directors, nor shall he receive any fee for his service on the board of directors; (ii) the Company shall provide Mr. Foley with as much advance notice of all meetings as is provided to any other director; (iii) the Company shall provide Mr. Foley with all other information with respect to such meetings as is provided to members of the board of directors at the same time as so provided to such persons; and (iv) the Company shall provide Mr. Foley with advance notice of, and an opportunity to be heard with respect to, any action contemplated to be taken by written consent of its board of directors in lieu of a meeting thereof and, as soon as reasonably practicable thereafter, shall notify Mr. Foley of any action so taken. Mr. Foley resigned his position as a non-voting member of the Board of Directors in May 1997.

MANAGEMENT SERVICES AGREEMENT

  Pursuant to the Management Services Agreement, dated as of April 1, 1989, the Company retained The NTC Group, Inc. ("NTC") (an entity affiliated with Mr. Foley) to provide general management, financial and other corporate advisory services. Pursuant to such agreement, NTC received aggregate fees of approximately $4,000,000, $4,000,000 and $3,368,000 in fiscal years 1993, 1994 and 1995, respectively. Pursuant to the Restructuring Agreement, the fee arrangements were modified to provide that during the period between February 1, 1996 and the Effective Date, NTC was entitled to receive management fees under the Management Services Agreement equal to $141,633 per month. Pursuant to those arrangements, during the period from February 1, 1996 through September 27, 1996, the Company paid NTC an aggregate of approximately $1,125,000. In accordance with the provisions of the Restructuring Agreement, the Management Services Agreement was terminated at the effective time of the Merger.

WOODS NOTE

  On April 2, 1993, TB Woods Incorporated ("Woods"), a subsidiary of a corporation of which Mr. Foley is a director and a principal stockholder, acquired new product lines and completed a recapitalization. In settlement of amounts owed to the Company pursuant to an obligation of Woods, the Company received a cash payment of $5,560,000, two new notes and a warrant exercisable by the Company to purchase certain shares of common stock of Woods' parent corporation.

  The new notes received consisted of (i) a ten-year, $13,218,000 principal amount subordinated promissory note, with interest of $576,000 accruing semi-annually, and payments of interest commencing on the third anniversary of the date of the note, and (ii) a ten-year, $2,000,000 principal amount non-interest bearing, subordinated promissory note. In August 1994, the $2,000,000 principal amount subordinated promissory note was paid in full. In February 1996, the Company sold 375,000 shares of common stock of Woods' parent in an underwritten public offering for a net purchase price of approximately $4,185,000. In July 1996, the Company sold the $13,218,000 principal amount subordinated promissory note to the issuer for approximately $10,700,000.

FINANCIAL ADVISORY SERVICES

  The Steering Committee, with the Company's consent, engaged Houlihan Lokey, at the Company's expense, to act as the Steering Committee's financial advisor in connection with the Reorganization and to provide certain services to the Company in connection with the Reorganization. Pursuant to an Agreement between the Company and Houlihan Lokey, Houlihan Lokey received $390,000 during 1995, for services performed on behalf of the Steering Committee, plus the reimbursement of reasonable and documented out-of-pocket expenses incurred by Houlihan Lokey in connection therewith. In addition, the Company agreed to pay Houlihan Lokey a fee, payable in shares of Common Stock, equal to seventy-five basis points (0.75%) of the aggregate value of the Common Stock issued to the holders of the Old Subordinated Notes pursuant to the Plan of Reorganization of Old Bibb based upon a specified calculated value of the Company. The number of shares of Common Stock to be issued was to be based on the average closing trading price of the Common Stock for the 20 days prior to October 15, 1996. On December 31, 1996, the Company issued an aggregate of 75,163 shares of Common Stock, calculated on the basis of $7.10 per share, to Houlihan Lokey in full payment of such fee. Irwin N. Gold, who was appointed a Director of the Company in September 1996 and is a Director nominee, is a Managing Director of Houlihan Lokey.

LEGAL SERVICES

  Barton J. Winokur, who served as a director of Old Bibb until the Effective Date is a partner in the law firm of Dechert Price & Rhoads, which served as counsel for the Company and provided legal services to Old Bibb and the Company in 1995 and 1996.

              OPERATIONS OF THE BOARD OF DIRECTORS AND COMMITTEES

  The Board of Directors will be elected to a one-year term. The By-laws of the Company provide that the number of Directors shall be fixed by resolution of the Board of Directors or by the stockholders at the annual meeting or a special meeting. The size of the Board of Directors is presently set at seven members.

  The Board of Directors holds regular meetings as determined by the Board of Directors and holds special meetings at the call of the Chairman of the Board, the President or by written request of a majority of the Directors. Between the Effective Date and the end of the Company's fiscal year on December 28, 1996, the Board of Directors held two meetings. Presently, the Board has standing Audit and Compensation Committees, which assist in the discharge of the Board's responsibilities. Members of such Committees serve at the pleasure of the Board of Directors.

  The Audit Committee consists of three Directors. The Audit Committee reports to the Board of Directors with regard to auditing and accounting matters, including the selection of independent auditors. The members of the Audit Committee currently are C. Scott Bartlett, Jr. (Chairman), Marvin B. Crow, and James A. Williams. The Audit Committee did not meet between the Effective Date and the end of the Company's fiscal year on December 28, 1996.

  The Compensation Committee consists of three Directors who are "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act. This Committee will administer the proposed 1997 Omnibus

Stock Incentive Plan and the proposed Nonemployee Director Stock Plan, and is responsible for establishing compensation programs for the Company's executive officers. The members of this Committee currently are Stewart M. Kasen (Chairman), Irwin N. Gold, and George A. Poole, Jr. The Compensation Committee did not meet between the Effective Date and the end of the Company's fiscal year on December 28, 1996.

  Each director who is not an employee of the Company is paid $24,000 annually for his services as a director, and $1,000 for attendance at each committee meeting which does not occur in conjunction with a directors meeting and is reimbursed for reasonable travel expenses for each such meeting he attends. Pursuant to the proposed Nonemployee Director Stock Plan, each director has the option to receive Common Stock of the Company in lieu of a cash payment. See "Ratification of Nonemployee Director Stock Plan, (Proposal No. 5)."

STOCK PERFORMANCE GRAPH

  Registration of the Company's Common Stock under Section 12(g) of the Exchange Act took effect on June 2, 1997, a date which was subsequent to the end of the Company's most recently completed fiscal year. As of August 1, 1997, the Company's Common Stock had not commenced trading on The Nasdaq Stock Market or on any other national securities exchange in the United States. Accordingly, the Company has omitted the Performance Graph from this Proxy Statement.

                             ELECTION OF DIRECTORS
                               (PROPOSAL NO. 1)

GENERAL

  Stockholders will vote on the election of seven Directors, all of whom will be elected to serve a one-year term, until their successors have been elected and qualified.

  The shares represented by the proxies solicited hereby will be voted in favor of the election of the persons named below unless authorization to do so is withheld by proxy. In the event that any of the nominees should be unable to serve as Director, an event which the Company does not presently anticipate, it is the intention of the persons named in the proxies to cast the votes represented by the proxies for the election of such other person or persons as the Board of Directors may nominate.

  The nominees for reelection at the Meeting are as follows: Michael L. Fulbright, C. Scott Bartlett, Jr., Marvin B. Crow, Stewart M. Kasen, George A. Poole, Jr., James A. Williams and Irwin N. Gold.

  Based upon information received from the respective Directors, set forth below is information with respect to each of the nominees for the Board of Directors.

DIRECTORS TO BE ELECTED TO SERVE UNTIL 1998

  Michael L. Fulbright, age 47, has been the President and Chief Executive Officer of the Company since August 1996, and a Director since September 1996. Prior to coming to the Company, Mr. Fulbright was the President of the Denim Division of Cone Mills, Inc. from December 1994 until August 1996. From August 1992 through November 1994, Mr. Fulbright was President of the Greige Manufacturing Division of Springs Industries, Inc., where he also served as the President of Wamsutta/Pacific Home Products Division from January 1990 through August 1992. Mr. Fulbright is also a director of JPS Textile Group Inc.

  C. Scott Bartlett, Jr., age 64, has been a Director since September 1996. Since 1990 Mr. Bartlett has been a self-employed consultant specializing in advising financial institutions in the areas of credit policy, loan approval and loan workout. Mr. Bartlett is also a director of Harvard Industries, Inc., NVR Incorporated, Bucyrus International Inc. and Janus Industries, Inc.

  Marvin B. Crow, age 65, has been a Director since September 1996. Since 1989 Mr. Crow has served as President of KBO Enterprises, Inc. Mr. Crow is also a management consultant and serves as a director of Dyersburg Corporation, National Spinning Company, Inc., Ithaca Industries Inc., and Ameritex Corp.

  Stewart M. Kasen, age 57, has been a Director since September 1996. Mr. Kasen was the Chief Executive Officer of Best Products Co., Inc., which filed for federal bankruptcy protection in September 1996, from June 1991 to May 1996. Mr. Kasen also served as Chairman, President and Chief Operating Officer while at Best. Mr. Kasen is also a director of Markel Corporation, O'Sullivan Industries Holdings, Inc., K2 Inc., and Factory Card Outlet Corp., where he also serves as chairman.

  George A. Poole, Jr., age 66, has been a Director since September 1996. Mr. Poole has been a private investor for more than five years and also serves as a director of Anacomp, Inc. and U.S. Home Corporation.

  James A. Williams, age 54, has been a Director since September 1996. Mr. Williams has been the President and Chief Executive Officer of Great American Knitting Mills, Inc., a division of Biderman Industries, U.S.A., both of which filed for federal bankruptcy protection in July 1995, since 1991. Mr. Williams is also a director of the National Association of Hosiery Manufacturers, The Fashion Association and Ithaca Industries Inc.

  Irwin N. Gold, age 40, has been a Director since September 1996. Mr. Gold has been the Managing Director and Co-Head of the Financial Restructuring Group of Houlihan Lokey Howard & Zukin, Inc. for more than five years. Mr. Gold is also a director of Cole National Corporation.

RECOMMENDATION

The Board of Directors recommends a vote FOR all of the foregoing nominees for Director.

         PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
          TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                               (PROPOSAL NO. 2)

  On July 30, 1997, the Board of Directors unanimously approved, and recommends that the stockholders adopt, amendments to the Company's Certificate of Incorporation to (i) increase the number of authorized shares of Common Stock from 12,000,000 to 25,000,000 (the "Authorized Stock Amendment") and (ii) include a new Article 10 to provide for indemnification of the Company's directors and officers to the fullest extent permitted by law (the "Indemnification Amendment"). The full text of the Authorized Stock Amendment is included in Annex A to this Proxy Statement.

AUTHORIZED STOCK AMENDMENT

 Background

  The Board of Directors believes that it is in the Company's best interests to increase the number of authorized shares of Common Stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise. The Board of Directors believes that the availability of such additional shares will provide the Company with greater flexibility in considering potential future actions involving the issuance of stock identified by the Board of Directors, without the possible expense and delay of having to convene a special stockholders' meeting.

SUMMARY OF AUTHORIZED STOCK AMENDMENT

  The Authorized Stock Amendment would amend Article 4 to provide for an increase in the number of authorized shares of Common Stock from 12,000,000 to 25,000,000. The Authorized Stock Amendment will not increase or otherwise affect the number of authorized shares of preferred stock which may be issued by the Company. If approved by the stockholders, the proposed amendment will become effective upon the filing of an amendment to the Company's Certificate of Incorporation with the Secretary of State of Delaware, which will occur as soon as reasonably practicable following such approval.

  The authorized shares of Common Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by the Company's stockholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock have no preemptive rights.

  Other than with respect to the reservation of Common Shares in connection with the proposed 1997 Omnibus Stock Incentive Plan and the proposed Nonemployee Director Stock Plan, the Company has no other plans or other existing or proposed arrangements, agreements or understandings to issue, or reserve for future issuance, any of the additional shares of Common Stock which would be authorized by the Authorized Stock Amendment. The Board of Directors does not intend to issue any Common Stock except on terms which the Board deems to be in the best interests of the Company and its then existing stockholders. Any future issuance of Common Stock will be subject to the rights of holders of outstanding shares of any preferred stock which the Company may issue in the future.

VOTE REQUIRED TO APPROVE THE AUTHORIZED STOCK AMENDMENT

  The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Meeting is required to approve the Authorized Stock Amendment.

RECOMMENDATION

  The Board of Directors unanimously recommends a vote FOR the Authorized Stock Amendment.

         PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE INDEMNIFICATION OF DIRECTORS AND OFFICERS
                               (PROPOSAL NO. 3)

INDEMNIFICATION AMENDMENT

 Background

  The Board of Directors considers it to be in the best interests of the Company and its stockholders to indemnify the directors and officers of the Company to the fullest extent permitted by applicable law. The Board of Directors believes that the Indemnification Amendment is desirable so that the Company can continue to attract and retain responsible individuals to serve as its directors and officers in light of the present difficult environment in which such persons must serve. In recent years, investigations, claims, actions, suits or proceedings (including stockholder derivative actions) ("Proceedings") seeking to impose liability on, or involving as witnesses, directors and officers of publicly held corporations have become the subject of much public discussion. Such Proceedings are typically extremely expensive whatever their eventual outcome. Even in Proceedings in which a director or officer is not named as a defendant, such individual may incur substantial expenses or attorneys' fees if he or she is called as a witness or becomes involved in the Proceeding in any other way. As a result, an individual may conclude that potential exposure to the costs and risks of Proceedings in which he or she may become involved exceeds any benefit to him or her from serving as a director or officer of a publicly held corporation. The full text of the Indemnification Amendment is included in Annex A to this Proxy Statement.

 Indemnification under the Delaware General Corporation Law

  Under the Delaware General Corporation Law (the "DGCL"), a Delaware corporation (i) must indemnify its directors, officers, employees or agents for expenses (including attorneys' fees) actually and reasonably incurred with respect to litigation to which they are parties or are threatened to be made parties by reason of their service to or on behalf of the corporation when they are successful on the merits or otherwise (ii) may indemnify such persons for the expenses, judgments, fines and amounts paid in settlement of such litigation (other than stockholders' derivative suits) even if they are not successful on the merits, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation (and, in the case of criminal proceedings, had no reason to believe their conduct was unlawful) and (iii) may indemnify such persons for the expenses of a suit by or in the right of the corporation (e.g. a stockholders' derivative suit) even if they are not successful on the merits, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, provided that no such indemnification may be made on behalf of a person adjudged liable to the corporation, unless a court determines that, despite such adjudication but in view of all the circumstances, such person is fairly and reasonably entitled to indemnification. In the cases described in clauses (ii) and (iii) of the preceding sentence, indemnification may be made only as authorized in the specific case upon a determination of (a) a majority vote of the directors who are not parties to the action, suit or proceeding, even though less than a quorum, or (b) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (c) by the stockholders of the corporation, that indemnification is proper because the applicable standard of conduct has been met. The advancement of litigation expenses to a director or officer also is authorized under the DGCL upon receipt by the Board of Directors of an undertaking to repay amounts so advanced if it ultimately is determined that such person is not entitled to be indemnified for such expenses.

SUMMARY OF INDEMNIFICATION AMENDMENT

  The Indemnification Amendment would add a new Article 10 to the Certificate of Incorporation which would state that each person who is or was or has agreed to become a director or officer of the Company (or was serving or had agreed to serve, at the request of the Board of Directors or an officer of the Company, as an employee or agent of the Company or as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other entity, whether for profit or not for profit, including the heirs, executors, administrators, or estate of such person), will be indemnified by the Company to the fullest extent permitted by the DGCL or any other applicable law as currently or hereafter in effect and will be entitled to advancement of expenses in connection therewith. The right of indemnification and of advancement of expenses (i) will not be exclusive of any other rights to which any person seeking indemnification or advancement of expenses may otherwise be entitled, including, without limitation, pursuant to any contract approved by a majority of the Board of Directors (whether or not the directors approving such contract are or are to be parties to such contract or similar contracts), and (ii) will be applicable to matters otherwise within its scope whether or not such matters arose or arise before or after the adoption of the Indemnification Amendment. The Indemnification Amendment also provides that without limiting the generality or the effect of the foregoing, the Company may adopt By-laws, or enter into one or more agreements with any person, which provide for indemnification and/or advancement of expenses greater or different than that provided in the Indemnification Amendment or the DGCL. Any amendment or repeal of, or adoption of any provision inconsistent with, the Indemnification Amendment will not adversely affect any right or protection existing hereunder, or arising out of facts occurring, prior to such amendment, repeal, or adoption and no such amendment, repeal, or adoption, will affect the legality, validity, or enforceability of any contract entered into or right granted prior to the effective date of such amendment, repeal, or adoption.

 Purposes of Indemnification Amendment

  The purpose of the Indemnification Amendment is to make indemnification available to the fullest extent permitted by applicable law and to make indemnification mandatory under circumstances in which indemnification under the DGCL is discretionary. The DGCL includes provisions setting forth the circumstances under which a corporation may indemnify its directors, officers, employees and agents and persons serving as directors, officers, employees or agents of other entities at the request of such corporation for liability and other expenses incurred by such persons in respect of litigation and other legal proceedings to which such persons are made parties as a result of their actions in those capacities. The Indemnification Amendment provides that the Company's obligations (subject to the limitations specified in the Indemnification Amendment) to indemnify a person who is serving as a director, officer, employee or agent of the Company, or of another entity at the request of the Company, shall be mandatory to the fullest extent permitted by applicable law. The Indemnification Amendment also provides that the indemnification extended to directors and officers of the Company extends to the fullest extent permitted under the DGCL or any other applicable law.

  The Board of Directors believes that the provisions of the Indemnification Amendment are advisable because, by making such indemnification mandatory, rather than optional, and to the fullest extent permitted by applicable law, it will enhance the ability of the Board of Directors to continue to attract and retain well-qualified directors, officers and employees and to encourage employees and agents (including directors and officers) of the Company to serve at the Company's request as a director, officer, member, partner, employee or agent of another entity. Furthermore, because the Indemnification Amendment provides that the indemnification extended to directors and officers of the Company is to the fullest extent permitted under the DGCL or any other applicable law as currently or hereafter in effect, adoption of the Indemnification Amendment will avoid the necessity of a stockholder vote each time the indemnification provisions of the DGCL or any other applicable law are amended. Therefore, to the extent the DGCL or any other applicable law is amended to increase the indemnification afforded thereunder, the Indemnification Amendment would extend such increased indemnification to the Company's directors and officers without stockholder vote and would eliminate the need for future amendments to conform the indemnification rights afforded by the Certificate of Incorporation of the Company to those provided by the DGCL or any other applicable law.

  The Indemnification Amendment would apply retroactively and would provide indemnification, to the fullest extent permitted under the DGCL or any other applicable law, to the directors and officers of the Company for liabilities and expenses arising out of acts and omissions occurring at any time since they became directors or officers of the Company in conjunction with the effectiveness of the Reorganization. The Company believes that it is appropriate to clarify and ensure that its directors and officers are entitled to indemnification to the fullest extent permitted under law in order to (i) enhance the ability of the Company to retain its current directors, officers and employees and (ii) conform with the general understanding with respect to the type of indemnification that was contemplated would be available following the Reorganization. When the directors and officers of the Company were selected and accepted their positions in connection with the Reorganization, those directors and officers agreed to serve with the understanding that the Company would provide indemnification to them to the fullest extent permitted under the DGCL or any other applicable law, as is typical of and consistent with the level of indemnification generally provided to the directors and officers of public companies incorporated under Delaware law. The Company is permitted under the statutory indemnification rights under the DGCL to provide indemnification to its directors and officers for liabilities and expenses arising out of acts and omissions occurring at any time after such directors or officers assumed office and the effective date of the Indemnification Amendment. The Company believes, however, that making the mandatory indemnification provisions of the Indemnification Amendment retroactive, and providing indemnification to the fullest extent permitted under the DGCL or any other applicable law, commencing as of the date such individuals assumed their offices, conforms with the understanding among all participants in the Reorganization that the Company would provide indemnification to its directors and officers to the fullest extent permitted under the DGCL or any other applicable law.

  In addition, the Indemnification Amendment would authorize the Company to adopt By-laws or to enter into one or more indemnification agreements which provide for indemnification greater or different than that provided by the DGCL.

  There has not been in the past and there is not presently pending any litigation or proceeding involving a director or officer of the Company in which indemnification would have been or would be required or permitted by the Indemnification Amendment. In addition, the Board of Directors is not currently aware of any threatened litigation or proceeding which could result in a claim for indemnification by any director or officer of the Company.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Company pursuant to the Indemnification Amendment, the Company has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

  The present Board of Directors may have a personal interest in the adoption of the Indemnification Amendment. The Board believes, however, that the Indemnification Amendment is in the best interests of the Company and its stockholders.

VOTE REQUIRED TO APPROVE THE INDEMNIFICATION AMENDMENT

  The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Meeting is required to approve the Indemnification Amendment.

RECOMMENDATION

  The Board of Directors unanimously recommends a vote FOR the Indemnification Amendment.

                 APPROVAL OF 1997 OMNIBUS STOCK INCENTIVE PLAN
                               (PROPOSAL NO. 4)

GENERAL

  On May 21, 1997, the Board of Directors of the Company unanimously adopted the 1997 Omnibus Stock Incentive Plan (the "1997 Omnibus Stock Incentive Plan"), subject to the approval of the Company's stockholders, and recommends said approval. The Board of Directors believes that providing officers and key employees of the Company with the ability to acquire a proprietary interest in the Company (i) is a significant value to the Company in its efforts to recruit and retain officers and key employees, (ii) instills loyalty and (iii) encourages the generation of long- term value for the Company's stockholders by aligning management and stockholders interests, and has therefore concluded that adoption of the 1997 Omnibus Stock Incentive Plan is in the best interests of the Company and its stockholders.

  The provisions of the 1997 Omnibus Stock Incentive Plan are summarized below. Such summaries do not purport to be complete, and are qualified in their entirety by references to the full text of the 1997 Omnibus Stock Incentive Plan, a copy of which is attached to this Proxy Statement as Annex B.

AWARDS

  The purpose of the 1997 Omnibus Stock Incentive Plan is to enable the Company to attract and retain officers and key employees of the Company and its subsidiaries and to provide to such persons appropriate incentives and rewards for superior performance. The 1997 Omnibus Stock Incentive Plan authorizes awards of the following types:

  Option Rights. Option rights ("Option Rights") provide the right to purchase shares of the Company's Common Stock at a predetermined price. The option price is determined by the Committee (as defined below under "Administration") and may not be less than fair market value on the date of grant. The option price is payable in cash, nonforfeitable, unrestricted shares of Common Stock already owned by the optionee, any other legal consideration that the Committee deems appropriate, or any combination of these methods. Except with respect to Incentive Stock Options, the Committee may also provide that payment may be made in the form of Restricted Shares, Deferred Shares, Performance Shares or Units, or other option rights; if the rights being exchanged are still forfeitable, their forfeiture provisions will transfer to the shares being acquired, as provided in the 1997 Omnibus Stock Incentive Plan. Any grant of Option Rights may provide for the deferred payment of the option price from the proceeds of the sale of some or all of the shares obtained from the exercise. Any grant may provide for the automatic grant of additional Option Rights to an optionee upon the exercise of Option Rights using Common Stock or other noncash consideration as payment. Except in the case of grants of ISO's, the Committee may provide for the payment to the optionee of dividend equivalents in the form of cash or Common Stock paid on a current, deferred or contingent basis, or may provide that the equivalents be credited against the option price. No Option Rights may be exercised more than ten years from the date of grant. Each grant must specify the period of continuous employment that is necessary before the Option Rights become exercisable and may provide for the earlier exercise of the Option Rights in the event of a change in control of the Company, retirement, death or disability of the Optionee, or similar event.

  Appreciation Rights. Appreciation rights ("Appreciation Rights") represent the right to receive from the Company an amount, determined by the Committee and expressed as a percentage not exceeding 100 percent, of the difference between the base price established for such Rights and the market value of the Common Stock on the date the Rights are exercised. Appreciation Rights can be tandem (i.e., granted with Option Rights) or free-standing. Tandem Appreciation Rights may only be exercised at a time when the related Option Right is exercisable and the spread is positive, and requires that the related Option Right be surrendered for cancellation. Free-standing Appreciation Rights must have a base price per Right that is not less than the fair market value of the Common Stock on the date of grant, must specify the period of continuous employment that is necessary before such Appreciation Rights become exercisable (except that they may provide for the earlier exercise of the Appreciation Rights in the event of change in control of the Company retirement, death or disability of the

Optionee, or similar event), and may not be exercisable more than ten years from the date of grant. Any grant of Appreciation Rights may specify that the amount payable by the Company on exercise of any Appreciation Right may be paid in cash, in Common Stock or in any combination thereof, and may either grant to the recipient or retain in the Committee the right to elect among those alternatives.

  Restricted Shares. An award of restricted shares ("Restricted Shares") constitutes an immediate transfer of ownership to the recipient in consideration of the performance of services. Awards of Restricted Shares may be made for no additional consideration or for consideration of a payment by the participant that is less than current market value. The participant has dividend and voting rights on the shares but is subject to a "substantial risk of forfeiture" of the shares, within the meaning of Section 83 of the Internal Revenue Code (the "Code"). In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in the manner prescribed by the Committee on the date of the grant. The Committee may provide for the earlier termination of the forfeiture provisions in the event of a change in control of the Company, retirement, death or disability of the recipient, or other similar event.

  Deferred Shares. An award of deferred shares ("Deferred Shares") constitutes an agreement to issue shares to the recipient in the future in consideration of the performance of services, but subject to the fulfillment of such conditions as the Committee may specify. The participant has no right to transfer any rights under his or her award and no right to vote them. The Committee may authorize the payment of dividend equivalents on the Deferred Shares, in cash or Common Stock, on a current, deferred or contingent basis. Awards of Deferred Shares may be made for no additional consideration or for consideration of a payment by the participant that is less than current market value. The Committee shall fix a deferral period at the time of the grant, and may provide for the earlier termination of the deferral period in the event of a change in control of the Company or other similar event.

  Performance Shares and Performance Units. A Performance Share is the equivalent of one share of Common Stock, and a Performance Unit is the equivalent of $1.00. A participant may be granted any number of Performance Shares or Performance Units. Such participant will be given one or more management objectives ("Management Objectives") to meet within a specified period ("Performance Period"). The specified Performance Period may be subject to earlier termination in the event of a change in control of the Company or other similar transaction or event. A minimum level of acceptable achievement will also be established by the Committee. If by the end of the Performance Period the participant has achieved the specified Management Objectives, he or she will be deemed to have fully earned the Performance Shares or Performance Units. If the participant has not achieved the Management Objectives, but has attained or exceeded the predetermined minimum, he or she will be deemed to have partly earned the Performance Shares and/or Performance Units (such part to be determined in accordance with a formula). To the extent earned, the Performance Shares and/or Performance Units will be paid to the participant at the time and in the manner determined by the Committee in cash, shares of Common Stock or in any combination thereof.

  The 1997 Omnibus Stock Incentive Plan requires that the Committee establish Management Objectives for purposes of Performance Shares and Performance Units. When so determined by the Committee, Option Rights, Appreciation Rights, Restricted Shares and dividend credits or Other Stock-Based Awards may also specify Management Objectives. Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual participant or subsidiary, division, department, region, or function within the Company or a subsidiary in which the participant is employed. Management Objectives applicable to any award to a participant who is a Covered Employee (within the meaning of Section 162(m) of the Code), shall be limited to specified levels of or growth in one of more the following categories (i) earnings; (ii) earnings per share; (iii) share price; (iv) stockholder return; (v) return on invested capital, equity or assets; (vi) operating earnings; (vii) sales; (viii) productivity; (ix) cash flow; (x) market share; (xi) profit margin; (xii) customer service, and/or economic value added. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Committee shall not make any modification of the Management Objectives or minimum acceptable level of achievement.

  Other Stock-Based Awards. In addition to the specified types of awards described above, the Committee may issue other awards which are valued in whole or in part by reference to, or are otherwise based on, the Company's Common Stock. Examples of these types of awards are other performance shares, convertible preferred stock or debentures (if authorized by the Company's Certificate of Incorporation), exchangeable securities and awards, and Common Shares valued by reference to book value or subsidiary performance, and they may be granted with or in addition to other awards specified above. The conditions of Other Stock-Based Awards may be determined by the Committee, and may differ with respect to different participants. Provisions may include restrictions on transferability, dividend equivalents, and vesting and forfeiture provisions. If stock is issued on a bonus basis under this type of award, no cash consideration will necessarily be required, but if issued under a purchase right, it shall be priced at least at 50% of the Fair Market Value of the Common Shares on the date of grant.

SHARES AVAILABLE UNDER THE 1997 OMNIBUS STOCK INCENTIVE PLAN.

  Subject to certain adjustments as provided in the 1997 Omnibus Stock Incentive Plan, the number of shares that may be issued or transferred under the 1997 Omnibus Stock Incentive Plan shall not exceed in the aggregate 1,000,000 shares of Common Stock. Shares to be issued may be of original issuance, or shares held in treasury or a combination of the two. For the purpose of determining the shares available under the 1997 Omnibus Stock Incentive Plan, Restricted Shares and Deferred Shares are considered to be issued or transferred only at the earlier of the time when they are actually issued or transferred (and, in the case of Restricted Shares, they cease to be subject to a substantial risk of forfeiture), or the time when dividends or dividend equivalents are paid to the holder of the award. The 1997 Omnibus Stock Incentive Plan does not limit the aggregate amount of cash that may be paid by the Company in satisfaction of Appreciation Rights.

  The aggregate number of shares actually issued or transferred by the Company upon exercise of Incentive Stock Options shall not exceed 1,000,000 shares, subject to adjustment as provided in the 1997 Omnibus Stock Incentive Plan. Further, no participant shall be granted Option Rights for more than 200,000 shares during any calendar year, subject to adjustment as provided in the 1997 Omnibus Stock Incentive Plan.. In no event shall any participant in any calendar year receive more than 200,000 Appreciation Rights or receive an award of Performance Shares, Performance Units, Restricted Shares or Other Stock Based Awards that specify Management Objectives having an aggregate maximum value as of their respective dates of grant in excess of $1,000,000, subject to adjustments as provided in the 1997 Omnibus Stock Incentive Plan..

  The maximum number of shares that may be issued and transferred under the 1997 Omnibus Stock Incentive Plan, the number of shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares, Performance Shares and other Stock-Based Awards and the prices per share applicable thereto, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalization, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or liquidations, issuances of rights or warrants, and similar events. In the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding awards under the 1997 Omnibus Stock Incentive Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced. The Committee may also make or provide for such adjustments in the numbers of shares specified in Section 3 of the 1997 Omnibus Stock Incentive Plan and as the Committee may determine appropriate to reflect any transaction or event described in Section 11 of the 1997 Omnibus Stock Incentive Plan.

ADMINISTRATION

  The Compensation Committee (the "Committee") of the Board of Directors (as constituted from time to time), administers and interprets the 1997 Omnibus Stock Incentive Plan. Each member of the Committee is a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

  Where the Committee has established conditions to the exercisability or retention of certain awards, Section 13 of the 1997 Omnibus Stock Incentive Plan allows the Committee to take action in its sole discretion subsequently to equitably adjust such conditions in certain circumstances, including in the case of death, disability or retirement.

  The Committee may, with the concurrence of the affected optionee, cancel any agreement evidencing Option Rights or any other award granted under the 1997 Omnibus Stock Incentive Plan. In the event of such cancellation, the Committee may authorize the granting of new Option Rights or other awards under the 1997 Omnibus Stock Incentive Plan (which may or may not cover the same number of shares of Common Stock that had been subject to the prior award) in such manner, at such option price and subject to such other terms as would have been applicable under the 1997 Omnibus Stock Incentive Plan had the canceled Option Rights or other award not been granted.

ELIGIBILITY

  Officers and key employees of the Company and its subsidiaries
(approximately 70 at July 1, 1997), as determined by the Committee, may be selected to receive benefits under the 1997 Omnibus Stock Incentive Plan.

TRANSFERABILITY

  No Option Right or other derivative security awarded under the plan shall be transferable by a participant other than by will or the laws of descent and distribution. Option Rights and Appreciation Rights shall be exercisable during a participant's lifetime only by the participant or, in the event of the participant's legal incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the participant. Any award made under the 1997 Omnibus Stock Incentive Plan may provide that any Common Stock issued or transferred as a result of the award be subject to further restrictions upon transfer.

AMENDMENTS

  The 1997 Omnibus Stock Incentive Plan may be amended by the Committee, but without further approval of the stockholders of the Company no such amendment shall increase the maximum number of shares specified in Section 3 of the 1997 Omnibus Stock Incentive Plan (except as expressly authorized by the 1997 Omnibus Stock Incentive Plan) or cause Rule 16b-3 to become inapplicable to the 1997 Omnibus Stock Incentive Plan.

PLAN BENEFITS

  The table below shows the Options Rights that have been granted to each of the following persons or groups under the 1997 Omnibus Stock Incentive Plan, subject to the approval of the 1997 Omnibus Stock Incentive Plan by the stockholders of the Company, to be effective as of September 30, 1997.

                                                  PLAN BENEFITS PREVIOUSLY
                                                          GRANTED
                                                 --------------------------
                        NAME                     DOLLAR VALUE OPTION RIGHTS
                        ----                     ------------ -------------
      Michael L. Fulbright,                             (1)      100,000
       President and Chief
       Executive Officer
      A. William Ott,                                   (1)       30,000
       President, Home Fashions Division
       and Secretary
      Neal J. McGrail,                                  (1)       10,000
       Vice President, Corporate Controller and
       Assistant Secretary
      Frank X. Sheehan,                                              -0-
       Vice President,
       Industrial Relations(2)
      Executive Officer Group                           (1)      160,000
      Non-Executive Director Group                                   -0-
      Non-Executive Officer Employee Group              (1)      248,500

--------
(1) Stock options are granted under the 1997 Omnibus Stock Incentive Plan at exercise prices equal to the fair market value of the Common Stock on the date of grant. The actual value, if any, a person may realize will depend on the excess of the fair market value over the exercise price on the date the option is exercised.

(2) Mr. Sheehan left the Company in July 1997.

  As of August 1, 1997, the Company's Common Stock had not commenced traded on The Nasdaq Stock Market or on any other national securities exchange in the United States. Consequently, there is no reliable source to determine the current market value of the Common Stock.

FEDERAL INCOME TAX ASPECTS

  The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the 1997 Omnibus Stock Incentive Plan based on Federal income tax laws in effect on January 1, 1997. This summary is not intended to be complete and does not describe state or local tax consequences.

TAX CONSEQUENCES TO PARTICIPANTS

  Nonqualified Stock Options. In general, (i) no income will be recognized by an optionee at the time a Nonqualified Stock Option is granted; (ii) at exercise, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and
(iii) at sale, appreciation (or depreciation) after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

  Incentive Stock Option. No income generally will be recognized by an optionee upon the grant or exercise of an ISO. If shares of Common Stock are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within 2 years after the date of grant or within 1 year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

  If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

  Appreciation Rights. No income will be recognized by a participant in connection with the grant of a Tandem Appreciation Right or a Free-Standing Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received on the exercise.

  Restricted Shares. The Recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares reduced by any amount paid by the participant at such time as the shares are no longer subject to forfeiture or restrictions or transfer for purposes of Section 83 of the Code ("restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions) over the purchase price, if any, of such Restricted Shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares subject to restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

  Deferred Shares. No income generally will be recognized upon the award of Deferred Shares. The recipient of a Deferred Share award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of Common Stock on the date that such shares are transferred to the participant under the award reduced by any amount paid by the participant, and the capital gains/loss holding period for such shares will also commence on such date.

  Performance Shares and Performance Units. No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received.

  Special Rules Applicable to Officers and Directors. In limited circumstances where the sale of stock received as a result of a grant or award could subject an officer or director to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer or director may differ from the tax consequences described above. In these circumstances, unless an election under
Section 83(b) of the Code has been made, the principal difference (in cases where the officer or director would otherwise be currently taxed upon his receipt of the stock) usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but no longer than six months.

TAX CONSEQUENCES TO THE EMPLOYER

  To the extent that a participant recognized ordinary income in the circumstances described above, the participant's employer will be entitled to a corresponding deduction, provided, among other things, that such income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code, and is not disallowed by the $1 million limitation on certain executive compensation.

VOTE REQUIRED FOR APPROVAL

  The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Meeting is required to approve the 1997 Omnibus Stock Incentive Plan.

RECOMMENDATION

  The Board of Directors recommends that the stockholders vote FOR the approval of the 1997 Omnibus Stock Incentive Plan.

                  APPROVAL OF NONEMPLOYEE DIRECTOR STOCK PLAN
                               (PROPOSAL NO. 5)

  On May 21, 1997, the Board of Directors of the Company adopted the Nonemployee Director Stock Plan (the "Director Plan"), subject to the approval of the Company's stockholders. The Director Plan provides for the automatic granting of options to nonemployee directors of the Company, and also permits those directors to elect to defer all or a part of their directors' fees and have those fees invested in Common Stock. The Board believes that providing directors with the ability to acquire a proprietary interest in the Company helps to instill loyalty and encourage the generation of long-term value for the Company's stockholders by aligning directors' interests with those of the stockholders, and has, therefore, concluded that adoption of the Director Plan is in the best interests of the Company and its stockholders.

  The provisions of the Director Plan are summarized below. Such summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Director Plan, which is attached to this Proxy Statement as Annex C.

PURPOSE

  The purpose of the Director Plan is to promote the achievement of long-term objectives of the Company by linking the personal interests of Nonemployee Directors to those of the Company's stockholders and to attract and retain Nonemployee Directors of outstanding competence.

DURATION

  The Director Plan shall commence on the Effective Date and shall remain in effect subject to the right of the Board of Directors to terminate the Director Plan at any time pursuant to Article 9. However, in no event may an Award be granted under the Director Plan on or after July 1, 2007. The maximum number of Shares paid out under the Director Plan shall be 250,000 (as adjusted pursuant to Section 3.4) unless otherwise determined by the Board of Directors.

ADMINISTRATION

  The Director Plan shall be administered by the Compensation Committee of the Board of Directors of the Company, subject to the restrictions set forth in the Director Plan. The Committee shall have the full power, discretion, and authority to interpret and administer the Director Plan in a manner which is consistent with the Director Plan's provisions. However, in no event shall the Committee have the power to determine Director Plan eligibility, or to determine the number, the value, the vesting period, or the timing of Awards to be made under the Director Plan (all such determinations being automatic pursuant to the provisions of the Director Plan). All determinations and decisions made by the Committee pursuant to the Director Plan, and all related orders or resolutions of the Committee shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

  The Board shall make or provide for such adjustments in the number and kind of Shares in each Director's Deferred Stock Unit Account or subject to outstanding options as the Board, in its sole discretion, exercised in good faith, shall determine is equitably required to prevent dilution or enlargement of the rights of the Nonemployee Directors that would otherwise result from (a) any stock dividend, stock split, combination of shares, recapitalization or any other change in the capital structure of the Company,
(b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing.

ELIGIBILITY.

  Persons eligible to participate in the Director Plan are limited to Nonemployee Directors who are serving on the Board on the date of each scheduled Award under the Director Plan.

  All Nonemployee Directors are eligible to participate as follows:

    (a) All Existing Nonemployee Directors shall receive Awards of Options pursuant to Article 5;

    (b) All New Nonemployee Directors herein shall receive Awards of Options pursuant to Article 6; and

    (c) All Nonemployee Directors shall be eligible to acquire Deferred Stock Units in connection with deferrals pursuant to Article 7.

AWARDS FOR EXISTING NONEMPLOYEE DIRECTORS

  Grant of Options. Each Existing Nonemployee Director on the date of the Company's 1997 Stockholders Meeting shall receive a one-time Award of options for Twenty Thousand (20,000) shares. The initial grant of Options to Existing Nonemployee Directors shall become vested at the rate of six thousand six hundred and sixty-six (6,666) Shares on July 1, 1998, six thousand six hundred and sixty six (6,666) Shares on July 1, 1999, and six thousand six hundred and sixty eight (6,668) on July 1, 2000 if the Director continues to serve in said capacity as of said dates; provided, however, that upon death or Disability or in the event of a Change in Control of the Company, all of a Participant's outstanding options shall vest immediately. Any options not vested at the time of payout set forth in Section 8.4 shall be forfeited.

AWARDS FOR NEW NONEMPLOYEE DIRECTORS

  Initial Grant of Options. Each individual who is a New Nonemployee Director, shall receive an Award of options for ten thousand (10,000) shares on the date of his or her original election to the Board. Said award shall vest as to five thousand (5,000) shares on the first anniversary of said election and as to the remaining five thousand (5,000) on the second anniversary thereof; provided, however, that upon death or disability or in the event of a Change in Control of the company, said Nonemployee Director's options shall vest immediately.

ANNUAL AWARDS

  Each Nonemployee Director shall receive options for five thousand (5,000) shares, effective as of the day following each annual stockholders' meeting, commencing with the meeting held in the year 2000 for Existing Nonemployee Directors and with the second annual meeting following his or her initial election as to New Nonemployee Directors.

  Vesting of Annual Options. All Annual Options awarded under Section 6.2 shall vest one hundred percent (100%) upon the first anniversary of said award, or upon a Change in Control, if earlier, and shall vest proportionally during said year if the Nonemployee Director's service terminates because of death or Disability.

DEFERRAL OF RETAINERS, COMMITTEE FEES, AND MEETING FEES

  Deferral of Retainers, Committee Fees, and Meeting Fees. During the term of the Director Plan, any Nonemployee Director may elect to receive all, none or fifty percent (50%) of the cash portion of his or her annual retainer, committee fees, and meeting fees in the form of Deferred Stock Units. Such election to receive Deferred Stock Units shall be subject to the provisions of
Article 7 of the Director Plan.

  Election. Any election to receive all or fifty percent (50%) of a Nonemployee Director's annual retainer, committee fees, and meeting fees in the form of Deferred Stock Units shall be made before the first day of the year for which such compensation would otherwise be paid, or before July 1, 1997, as to amounts otherwise payable in 1997. New Nonemployee Directors, however, may make such election with respect to their initial retainer upon their original election to the Board. Each such election may pertain to subsequent scheduled fees and retainer payments and will continue in effect as to subsequent years unless changed in writing prior to January 1.

  Number of Deferred Stock Units. The number of Deferred Stock Units to be granted in connection with an election pursuant to Section 7.2 shall equal the cash portion of the retainer and fees being deferred into Deferred Stock Units, divided by the Fair Market Value of a Share on the date of the scheduled payment of the amount deferred.

  Vesting of Deferred Stock Units. Subject to the terms of the Director Plan, all Deferred Stock Units acquired under Article 7 of the Director Plan shall vest one hundred percent (100%) upon the acquisition of such Deferred Stock Units.

DEFERRED STOCK UNITS

  Deferred Stock Unit Account. A Deferred Stock Unit Account (the "Account") shall be established and maintained by the Company for each Participant who elects a deferral pursuant to Article 7 under the Director Plan. Each Account shall be the record of the Deferred Stock Units acquired by the Participant under Article 7 of the Director Plan on each applicable grant date, shall be maintained solely for accounting purposes, and shall not require a segregation of any Company assets.

  Dividend Equivalents. Dividend equivalents shall be earned on Deferred Stock Units provided under the Director Plan. Such dividend equivalents shall be converted into equivalent amounts of Deferred Stock Units based on the Fair Market Value of a Share on the day on which the dividend would be paid and added to Participant's Accounts. Deferred Stock Units resulting from dividend equivalents shall be fully vested.

  Amount of Payout. Except as provided otherwise in the Director Plan, the total amount payable to a Participant shall be one Share for each Deferred Stock Unit, if any, in said Participant's Accounts at the date of payout as determined in accordance with Section 8.4.

  Timing and Method of Payout. Except as otherwise provided herein, vested Deferred Stock Units shall be paid to Participants, in Shares, within thirty
(30) days following each Participant's termination of service on the Board. Payout of a Participant's Account shall be made in one of the following forms as elected by the Participant:

    (a) By payment in Shares in a single distribution;

    (b) By payment in Shares in not greater than ten annual installments; or

    (c) A combination of (a) and (b) above. The Participant shall designate the percentage payable under each option.

Fractional Shares shall be rounded down to the nearest whole Share, and such fractional amount shall be paid in cash.

  The Participant's election of the form of payout shall be made by written notice filed with the Committee at least one year prior to the Participant's voluntary termination as a Director. Any such election may be changed by the Participant at any time or from time to time; provided that any election made less than one year prior to the Director's voluntary termination as a Director shall not be valid, and in such case payment shall be made in accordance with the Participant's prior election, except that the Participant's initial election shall nonetheless be effective during the first year following. Absent an election from the Participant, the payment shall be made in Shares in a single distribution. In the event of a Director's death, the balance of his or her Account shall be distributed to his or her beneficiary in shares in a single distribution, even if the Participant had elected distribution in installments. Each Participant shall have the right to require the Company to retain so much of any distribution as may be necessary to provide for the payment of applicable taxes, which shall be converted into cash based on the Fair Market Value of the Shares on the date five (5) days prior to the distribution, and the Company will cause the amount so retained to be paid or deposited on behalf of the Participant.

  Funding Mechanism for Deferred Stock Units. The Company shall be entitled, but not obligated, to establish a grantor trust or similar funding mechanism to fund the Company's obligations under the Director Plan; provided, however, that any funds contained therein shall remain subject to the claims of the Company's general creditors. The funding mechanism shall constitute an unfunded arrangement. This mechanism may be funded through the acquisition of Shares and in that event, Participants shall be given the right to direct the exercise of voting rights with respect to their respective interests in those Shares.

AMENDMENT, MODIFICATION, AND TERMINATION

  Subject to the terms set forth in Article 9 of the Director Plan, the Board may terminate, amend, or modify the Director Plan at any time and from time to time. Unless required by law, no termination, amendment, or modification of the Director Plan shall in any material manner adversely affect any Award previously provided under the Director Plan, without the written consent of the Participant holding the Award.

SHARES AVAILABLE.

  Shares delivered by the Company under the Director Plan shall be treasury shares, or Shares which have been or may be reacquired by the Company. Any funding mechanism as described in Section 8.5 of the Director Plan may acquire treasury shares from the Company or purchase Shares on the open market.

EFFECTIVE DATE OF THE DIRECTOR PLAN

  The Director Plan became effective on July 1, 1997 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 of the Director Plan.

PLAN BENEFITS

  The table below illustrates options that have been granted to all non-employee directors (who are the only persons eligible to receive grants under the Director Plan), subject to the approval of the Director Plan by the stockholders of the Company, to be effective as of September 30, 1997:

                                                                 PLAN BENEFITS
                                                               -----------------
                                                                         NUMBER
                                                                DOLLAR     OF
                                                               VALUE ($) SHARES
                                                               --------- -------
      All Non-Employee Directors (6 persons)..................    (1)    120,000

--------
(1) Stock options are granted under the Director Plan at exercise prices equal to the fair market value of the Common Stock on the date of grant. The actual value, if any, a person may realize will depend on the excess of the fair market value over the exercise price on the date the option is exercised.

  As of August 1, 1997, the Company's Common Stock had not commenced trading on The Nasdaq Stock Market or on any other national securities exchange in the United States. Consequently, there is no reliable source to determine the market value of the Common Stock.

FEDERAL TAX ASPECTS

  Because the options granted pursuant to the Director Plan are not subject to the special treatment afforded by Section 422 of the Code, they are treated as nonstatutory stock options for purposes of federal taxation. Amounts which are properly deferred by Directors and converted into Deferred Stock Units should not be subject to tax at the time earned, but distributions of Deferred Stock Units, including earnings, will be taxable as ordinary income at the time paid or otherwise made available to the Directors.

VOTE REQUIRED FOR APPROVAL

  The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Meeting is required to approve the Director Plan.

RECOMMENDATION

  The Board of Directors recommends that the stockholders vote FOR the approval of the Director Plan.

                             STOCKHOLDER PROPOSALS

  Any proposal by a stockholder intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company on or before December 1, 1997 to be included in the proxy materials of the Company relating to such meeting.

                                OTHER BUSINESS

  It is not anticipated that any other matters will be brought before the Meeting for action; however, if any such other matters shall properly come before the Meeting, it is intended that the persons authorized under the proxies may, in the absence of instructions to the contrary, vote or act thereon in accordance with their best judgment.

  A copy of the Company's Registration Statement on Form 10, which has been filed with the Commission pursuant to the Exchange Act, may be obtained without charge upon written request to A. William Ott, Secretary, The Bibb Company, 100 Galleria Parkway, 17th Floor, Atlanta, Georgia 30339.

                                          By Order of the Board of Directors,

                                          A. William Ott
                                          Secretary

Atlanta, Georgia

August 22, 1997

                                    ANNEX A

                AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

                                      OF

                               THE BIBB COMPANY

AUTHORIZED STOCK AMENDMENT

  Article 4 shall be amended to read in its entirety:

  "4. Authorized Capital. The aggregate number of shares of stock which the Corporation shall have authority to issue is 30,000,000 shares, divided into two (2) classes consisting of 5,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock"), and 25,000,000 shares of Common Stock, par value $.01 per share ("Common Stock").

  The following is a statement of the designations, preferences, qualifications, limitations, restrictions and the special or relative rights granted to or imposed upon the shares of each such class.

  A. PREFERRED STOCK

    1. Issue in Series. Preferred Stock may be issued from time to time in one or more series, each such series to have the terms stated herein and in the resolution of the Board of Directors of the Corporation providing for its issue. All shares of any one series of Preferred Stock will be identical, but shares of different series of Preferred Stock need not be identical or rank equally except insofar as provided by law or herein.

    2. Creation of Series. The Board of Directors will have authority by resolution to cause to be created one or more series of Preferred Stock, and to determine and fix with respect to each series prior to the issuance of any shares of the series to which such resolution relates:

      (a) the distinctive designation of the series and the number of shares which will constitute the series, and whether or not such number may be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

      (b) the dividend rate and the times of payment of dividends, if any, on the shares of the series, whether dividends will be cumulative, and if so, from what date or dates;

      (c) whether or not the shares of the series are redeemable and, if so, the price or prices at which, and the terms and conditions on which, the shares of the series may be redeemed at the option of the Corporation;

      (d) whether or not the shares of the series will be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the amount of such fund and the terms and provisions relative to the operation thereof;

      (e) whether or not the shares of the series will be convertible into, or exchangeable for, any other shares of stock of the Corporation or other securities, and if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and any adjustments thereof, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

      (f) the rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

      (g) whether or not the shares of the series will have priority over or be on a parity with or be junior to the shares of any other series or class in any respect or will be entitled to the benefit of limitations restricting the issuance of shares of any other series or class having priority over or being on a parity with the shares of such series in any respect, or restricting the payment of dividends on or the making of other distributions in respect of shares of any other series or class ranking junior to the shares of the series as to dividends or assets, or restricting the purchase or redemption of the shares of any such junior series or class, and the terms of any such restriction;

      (h) whether or not the series will have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights; and

      (i) any other preferences, qualifications, privileges, options and other relative or special rights and limitations of that series.

  B. COMMON STOCK

    1. Dividends. Holders of Common Stock will be entitled to receive such dividends as may be declared by the Board of Directors.

    2. Voting Rights. The holders of Common Stock shall have the general right to vote for all purposes, including the election of Directors, as provided by law. Subject to the terms of the Preferred Stock Designation, each holder of Common Stock shall be entitled to one vote for each share thereof held.

  The Corporation will not issue any non-voting equity securities; provided, however, that this provision, included in this Amended and Restated Certificate of Incorporation in compliance with section 1123(a)(6) of title 11 of the United States Code, as amended (the "Bankruptcy Code"), will have no force and effect beyond that required by section 1123(a)(6) of the Bankruptcy Code and will be effective only for so long as section 1123(a)(6) of the Bankruptcy Code is in effect and applicable to the Corporation."

INDEMNIFICATION AMENDMENT

  Article 10 shall be added and shall read in its entirety:

  "10. Indemnification. Each person who is or was or has agreed to become a Director or officer of the Corporation, and each such person who is or was serving or who had agreed to serve at the request of the Board or an officer of the Corporation as an employee or agent of the Corporation or as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other entity, whether for profit or not for profit (including the heirs, executors, administrators, or estate of such person), will be indemnified by the Corporation to the fullest extent permitted by the Delaware General Corporation Law or any other applicable law as currently or hereafter in effect and will be entitled to advancement of expenses in connection therewith. The right of indemnification and of advancement of expenses provided in this Article 10 (i) will not be exclusive of any other rights to which any person seeking indemnification or advancement of expenses may otherwise be entitled, including without limitation pursuant to any contract approved by a majority of the Whole Board (whether or not the Directors approving such contract are or are to be parties to such contract or similar contracts), and (ii) will be applicable to matters otherwise within its scope whether or not such matters arose or arise before or after the adoption of this Article 10. Without limiting the generality or the effect of the foregoing, the Corporation may adopt By-laws, or enter into one or more agreements with any person, which provides for indemnification and/or advancement of expenses greater or different than that provided in this
Article 10 or the Delaware General Corporation Law. Any amendment or repeal of, or adoption of any provision inconsistent with, this Article 10 will not adversely affect any right or protection existing hereunder, or arising out of facts occurring, prior to such amendment, repeal, or adoption and no such amendment, repeal, or adoption, will affect the legality, validity, or enforceability of any contract entered into or right granted prior to the effective date of such amendment, repeal, or adoption."

                                    ANNEX B

                                THE BIBB COMPANY

                       1997 OMNIBUS STOCK INCENTIVE PLAN


                             EFFECTIVE JULY 1, 1997

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               THE BIBB COMPANY

                       1997 OMNIBUS STOCK INCENTIVE PLAN

  1. Purpose. The purpose of the 1997 Omnibus Stock Incentive Plan (the "Plan") is to attract and retain officers and key employees for The Bibb Company (the "Corporation") and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

  2. Definitions. As used in this Plan,

  "Annual Meeting" means the annual meeting of shareholders of the Corporation.

  "Appreciation Right" means a right granted pursuant to Section 5 of this Plan, including a Free-Standing Appreciation Right or a Tandem Appreciation Right.

  "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-standing Appreciation Right.

  "Board" means the Board of Directors of the Corporation.

  "Change in Control" shall have the meaning provided in Section 12 of this Plan.

  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  "Committee" means the committee (or a subcommittee) described in Section 17 of this Plan.

  "Common Shares" means shares of common stock, $.01 par value per share, of the Corporation or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 11 of this Plan.

  "Covered Employee" means a Participant who is, or is determined by the Committee to be likely to become, a "covered employee" within the meaning of
Section 162(m) of the Code (or any successor provision).

  "Date of Grant" means the date specified by the Committee on which a grant of Option Rights, Appreciation Rights, Performance Shares, Performance Units, or Other Stock-Based Awards, or a grant or sale of Restricted Shares or Deferred Shares shall become effective.

  "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

  "Deferred Shares" means an award made pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

  "Designated Subsidiary" means a Subsidiary that is (i) not a corporation or
(ii) a corporation in which at the time the Corporation owns or controls, directly or indirectly, less than eighty (80) percent of the total combined voting power represented by all classes of stock issued by such corporation.

  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

  "Free-standing Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right or similar right.

  "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

  "Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Committee, Option Rights, Appreciation Rights, Restricted Shares and dividend credits, or Other Stock-Based Awards pursuant to this Plan. Management Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Corporation or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other corporations. The Management Objectives applicable to any award to a Covered Employee shall be based on specified levels of growth or improvement in one or more of the following criteria:

               1. earnings;
               2. earnings per share (earnings per share will be calculated without regard to any change in accounting standards that may be required by the Financial Accounting Standards Board after the goal is established);
               3. share price;
               4. shareholder return;
               5. return on invested capital, equity, or assets;
               6. operating earnings;
               7. sales;
               8. productivity;
               9. cash flow;
              10. market share;
              11. profit margin;
              12. customer service; and/or
              13. economic value added.

  If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under
Section 162(m) of the Code. In such case, the Committee shall not make any modification of the Management Objectives or minimum acceptable level of achievement.

  "Market Value per Share" means, as of any particular date, the average of the highest and lowest quoted selling prices for Common Shares on the relevant date, or (if there were no sales on such date) the weighted average of the means between the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date; provided, however that if the Shares are not traded on a national securities exchange in the United States, the Committee shall determine "Market Value per Share" in its discretion.

  "Optionee" means the optionee named in an agreement evidencing an outstanding Option Right.

  "Option Price" means the purchase price payable on exercise of an Option
Right.

  "Option Right" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 or Section 9 of this Plan.

  "Other Stock-Based Awards" means those awards referred to in Section 9 of this Plan.

  "Participant" means a person who is selected by the Committee to receive benefits under this Plan and who is at the time an officer, or other key employee of the Corporation or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant.

  "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

  "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

  "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

  "Reload Option Rights" means additional Option Rights granted automatically to an Optionee upon the exercise of Option Rights pursuant to Section 4(f) of this Plan.

  "Restricted Shares" means Common Shares granted or sold pursuant to Section 6 or Section 9 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 6 has expired.

  "Rule l6b-3" means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect) as in effect from time to time.

  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

  "Spread" means the excess of the Market Value per Share of the Common Shares on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price provided for in the related Option Right.

  "Subsidiary" means a corporation, company or other entity

    (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or

    (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Corporation except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which at the time the Corporation owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

  "Tandem Appreciation Right" means an Appreciation Right granted pursuant to
Section 5 of this Plan that is granted in tandem with an Option Right or any similar right granted under any other plan of the Corporation.

  "Voting Shares" means at any time, the then-outstanding securities entitled to vote generally in the election of directors of the Corporation.

  3. Shares Available Under the Plan. (a) Subject to adjustment as provided in
Section 11 of this Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights,
(ii) as Restricted Shares and released from substantial risks of forfeiture thereof, (iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, (v) as Other Stock-Based Awards, (vi) in payment of dividend equivalents paid with respect to awards made under the Plan shall not exceed in the aggregate 1,000,000 shares plus any shares specified in paragraph (b) of this Section 3. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing. Upon the payment of any Option Price by the transfer to the Corporation of Common Shares or upon satisfaction of any withholding amount by means of transfer or relinquishment of Common Shares, there shall be deemed to have been issued or transferred under this Plan only the net number of Common Shares actually issued or transferred by the Corporation.

  (b) Total shares available under the plan shall also include (i) any shares relating to awards that expire or are forfeited or cancelled and (ii) the number of shares repurchased by the Corporation after July 1, 1997 in the open market or otherwise and having an aggregate purchase price no greater than the amount of cash proceeds received by the Corporation from the sale of Common Shares under the Plan.

  (c) Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award shall again be available for issue or transfer hereunder.

  (d) Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary, the aggregate number of Common Shares actually issued or transferred by the Corporation upon the exercise of Incentive Stock Options shall not exceed 1,000,000 shares, subject to adjustments as provided in
Section 11 of this Plan.

  (e) Notwithstanding any other provision of this Plan to the contrary, no Participant shall be granted Option Rights for more than 200,000 Common Shares during any calendar year, subject to adjustments as provided in Section 11 of this Plan. Further, in no event shall any Participant in any calendar year receive more than 200,000 Appreciation Rights, subject to adjustments as provided in Section 11 of this plan.

  (f) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive an award of Performance Shares, Performance Units, Restricted Shares or Other Stock-Based Awards that specify Management Objectives having an aggregate maximum value as of their respective Dates of Grant in excess of $1,000,000.

  4. Option Rights. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Common Shares. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

    (a) Each grant shall specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this plan.

    (b) Each grant shall specify an Option Price per share, which shall not be less than 100 percent of the Market Value per Share on the Date of Grant.

    (c) Each grant shall specify whether the Option Price shall be payable
  (i) in cash or by check acceptable to the Corporation, (ii) by the actual or constructive transfer to the Corporation of nonforfeitable, unrestricted Common Shares owned by the Optionee (or other consideration authorized pursuant to subsection (d) below) having a value at the time of exercise equal to the total Option Price, or (iii) by a combination of such methods of payment.

    (d) The Committee may determine, at or after the Date of Grant, that payment of the Option Price of any option (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are forfeitable or subject to restrictions on transfer, Deferred Shares, Performance Shares (based, in each case, on the Market Value per Share on the date of exercise), other Option Rights (based on the Spread on the date of exercise) or Performance Units. Unless otherwise determined by the Committee at or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this paragraph, the Common Shares received upon the exercise of the Option Rights shall be subject to such risks of forfeiture or restrictions on transfer as may correspond to any that apply to the consideration surrendered, but only to the extent of
  (i) the number of shares or Performance Shares, (ii) the Spread of any unexercisable portion of Option Rights, or (iii) the stated value of Performance Units surrendered.

    (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on a date satisfactory to the Corporation of some or all of the shares to which such exercise relates.

    (f) Any grant may, at or after the Date of Grant, provide for the automatic grant of Reload Option Rights to an Optionee upon the exercise of Option Rights (including Reload Option Rights) using Common Shares or other consideration specified in paragraph (d) above. Reload Option Rights shall cover up to the number of Common Shares, Deferred Shares, Option Rights or Performance Shares (or the number of Common Shares having a value equal to the value of any Performance Units) surrendered to the Corporation upon any such exercise in payment of the Option Price or to meet any withholding obligations. Reload Options shall specify an Option Price per share, which shall not be less than 100 percent of the Market Value per Share on the Date of Grant of the Reload Option Right, and shall be on such other terms as may be specified by the Committee, which may be the same as or different from those of the original Option Rights.

    (g) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

    (h) Each grant shall specify the period or periods of continuous service by the Optionee with the Corporation or any Subsidiary which is necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change in Control, retirement, death or disability of the Optionee or other similar transaction or event.

    (i) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

    (j) Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing.

    (k) The Committee may, at or after the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis or may provide that such equivalents shall be credited against the Option Price.

    (l) The exercise of an Option Right shall result in the cancellation on a share-for-share basis of any related Appreciation Right authorized under
  Section 5 of this Plan.

    (m) Each grant shall specify the term of the Option Right; provided, however, that no Option Right shall be exercisable more than 10 years from the Date of Grant.

    (n) Each grant of Option Rights shall be evidenced by an agreement executed on behalf of the Corporation by an officer and delivered to the Optionee and containing such terms and provisions, consistent with this Plan, as the Committee may approve.

  5. Appreciation Rights. The Committee may also authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Corporation an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right. Any grant of Appreciation Rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

    (a) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Corporation in cash, in Common Shares or in any combination thereof and may either grant to the Optionee or retain in the Committee the right to elect among those alternatives.

    (b) Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Committee at the Date of Grant.

    (c) Any grant may specify waiting periods before exercise and permissible exercise dates or periods and shall provide that no Appreciation Right may be exercised except at a time when the related Option Right is also exercisable and at a time when the Spread is positive.

    (d) Any grant may specify that such Appreciation Right may be exercised only in the event of a Change in Control or other similar transaction or event.

    (e) Each grant of Appreciation Rights shall be evidenced by a notification executed on behalf of the Corporation by an officer and delivered to and accepted by the Optionee, which notification shall describe such Appreciation Rights, identify the related Option Rights, state that such Appreciation Rights are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Committee may approve.

    (f) Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such rights.

    (g) Regarding Tandem Appreciation Rights only: Each grant shall provide that a Tandem Appreciation Right may be exercised only (i) at a time when the related Option Right (or any similar right granted under any other plan of the Corporation) is also exercisable and the Spread is positive and (ii) by surrender of the related Option Right (or such other right) for cancellation. In addition, a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option.

    (h) Regarding Free-standing Appreciation Rights only:

      (i) Each grant shall specify in respect of each Free-standing Appreciation Right a Base Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

      (ii) Successive grants may be made to the same Participant regardless of whether any Free-standing Appreciation Rights previously granted to such Participant remain unexercised;

      (iii) Each grant shall specify the period or periods of continuous service by the Participant with the Corporation or any Subsidiary that is necessary before the Free-standing Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of a Change in Control, retirement, death or disability of the Participant or other similar transaction or event as approved by the Committee; and

      (iv) No Free-standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

  6. Restricted Shares. The Committee may also authorize the grant or sale to Participants of Restricted Shares. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

    (a) Each such grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

    (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant.

    (c) Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period of not less than one (1) year to be determined by the Committee at the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of a Change in Control, retirement, or death or disability of the Optionee or other similar transaction or event as approved by the Committee.

    (d) Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

    (e) Any grant of Restricted Shares may specify Management Objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares and each grant may specify in respect of such specified Management Objectives, a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

    (f) Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

    (g) Each grant or sale of Restricted Shares shall be evidenced by an agreement executed on behalf of the Corporation by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Committee may approve. Unless otherwise directed by the Committee, all certificates representing Restricted Shares shall be held in custody by the Corporation until all restrictions thereon shall have lapsed, together with a stock power executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

  7. Deferred Shares. The Committee may also authorize the granting or sale of Deferred Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

    (a) Each such grant or sale shall constitute the agreement by the Corporation to deliver Common Shares to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Committee may specify.

    (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

    (c) Each such grant or sale shall be subject, except (if the Committee shall so determine) in the event of a Change in Control or other similar transaction or event, to a Deferral Period of not less than 1 year, as determined by the Committee at the Date of Grant.

    (d) During the Deferral Period, the Participant shall have no right to transfer any rights under his or her award and shall have no rights of ownership in the Deferred Shares and shall have no right to vote them, but the Committee may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Shares on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

    (e) Each grant or sale of Deferred Shares shall be evidenced by an agreement executed on behalf of the Corporation by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Committee may approve.

  8. Performance Shares or Performance Units. The Committee may also authorize the granting of Performance Shares or Performance Units that will become payable to a Participant upon achievement of specified Management Objectives. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

    (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment shall be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

    (b) The Performance Period with respect to each Performance Share or Performance Unit shall be such period of time not less than 1 year, (except in the event of a Change in Control or other similar transaction or event, if the Committee shall so determine) commencing with the Date of Grant and ending on the last date of the Performance Period (as shall be determined by the Committee at the time of grant).

    (c) Any grant of Performance Shares or Performance Units shall specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant shall specify in respect of such specified one or more Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units shall specify that, before the Performance Shares or Performance Units shall be earned and paid, the Committee must certify that the Management Objectives have been satisfied.

    (d) Each grant shall specify a minimum acceptable level of achievement in respect of the specified Management Objectives below which no payment will be made and shall set forth a formula for determining the amount of payment to be made if performance is at or above such minimum but short of full achievement of the Management Objectives.

    (e) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units which have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Corporation in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Committee the right to elect among those alternatives.

    (f) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of Common Shares issued with respect thereto may not exceed maximums specified by the Committee at the Date of Grant.

    (g) The Committee may, at or after the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

    (h) Each grant of Performance Shares or Performance Units shall be evidenced by a notification executed on behalf of the Corporation by any officer and delivered to and accepted by the Participant, which notification shall state that such Performance Shares or Performance Units are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Committee may approve.

  9. Other Stock-Based Awards. Other awards of Common Shares and other awards that are valued in whole or in part by reference to, or are otherwise based on, Common Shares ("Other Stock-Based Awards"), including, without limitation, performance shares, convertible preferred stock (if authorized by the Corporation articles of incorporation), convertible debentures (if authorized by the Corporation articles of incorporation), exchangeable securities and awards, Common Shares or options valued by reference to book value or subsidiary performance, may be granted either along with or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock or Stock Purchase Rights granted under the Plan and/or cash awards made outside of the Plan.

  (a) Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of Common Shares to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Common Shares upon the completion of a specified performance period.

  The provisions of Other Stock Based Awards need not be the same with respect to each recipient.

  (b) Other Stock Based Awards made pursuant to this Section 9 shall be subject to the following terms and conditions and to such additional conditions as the Committee in its sole discretion may provide for in the award agreement:

    (i) Subject to the provisions of this Plan and the award agreement referred to in Section 9(b)(v) below, shares subject to awards made under this Section 9 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares covered thereby are issued to the recipient, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

    (ii) Subject to the provisions of this Plan and the award agreement and unless otherwise determined by the Committee on the Date of Grant, the recipient of an award under this Section 9 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

    (iii) Any award under Section 9 and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

    (iv) In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this Section 9.

    (v) Each award under this Section 9 shall be confirmed by, and subject to the terms of, an agreement or other instrument executed by the Corporation and by the participant, the form of which has been approved by the Committee.

    (vi) Stock (including securities convertible into Stock) issued on a bonus basis under this Section 9 may be issued for no cash consideration. Stock (including securities convertible into Stock) purchased pursuant to a purchase right awarded under this Section 9 shall be priced at least 50% of the Market Value per Share of the Stock on the date of grant.

  10. Transferability. (a) Except as otherwise determined by the Committee, no Option Right, Appreciation Right or other derivative security granted under the Plan shall be transferable by an Optionee other than by will or the laws of descent and distribution. Except as otherwise determined by the Committee, Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

  (b) The Committee may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares, Performance Units or Other Stock-Based Awards or
(ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions on transfer.

  11. Adjustments. The Committee may make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares, Performance Shares and Other Stock-Based Awards granted hereunder, in the prices per share applicable to such Option Rights and Appreciation Rights and in the kind of shares covered thereby, as the Committee, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Committee may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Committee in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this
Section 11.

  12. Change in Control. For purposes of this Plan, a "Change in Control" shall mean if at any time any of the following events shall have occurred:

    (a) Any sale of all or substantially all of the Corporation's assets to any person or entity (a "Person");

    (b) Any sale or series of related sales which, in the aggregate, transfer fifty percent (50%) or more of the voting shares of the Corporation to any Person or group of Persons (as the term "group" is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended); or

    (c) Any merger of the Corporation with any other Person following which the Corporation is not the surviving entity.

    (d) Notwithstanding the foregoing, "Change in Control" shall not include any sale, merger or consolidation with or to any Person in which the shareholders of the Corporation immediately prior to such sale, merger or consolidation own or obtain controlling voting power of such Person immediately following such transaction.

  13. Fractional Shares. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash based on Market Value per Share on the date of settlement.

  14. Withholding Taxes. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Committee) may include relinquishment of a portion of such benefit. The Corporation and a Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

   15. Participation by Employees of Designated Subsidiaries. As a condition to the effectiveness of any grant or award to be made hereunder to a Participant who is an employee of a Designated Subsidiary, whether or not such Participant is also employed by the Corporation or another Subsidiary, the Committee may require such Designated Subsidiary to agree to transfer to such employee (when, as and if provided for under this Plan and any applicable agreement entered into with any such employee pursuant to this Plan) the Common Shares that would otherwise be delivered by the Corporation, upon receipt by such Designated Subsidiary of any consideration then otherwise payable by such Participant to the Corporation. Any such award shall be evidenced by an agreement between the Participant and the Designated Subsidiary, in lieu of the Corporation, on terms consistent with this Plan and approved by the Committee and such Designated Subsidiary. All such Common Shares so delivered by or to a Designated Subsidiary shall be treated as if they had been delivered by or to the Corporation for purposes of Section 3 of this Plan, and all references to the Corporation in this Plan shall be deemed to refer to such Designated Subsidiary, except for purposes of the definition of "Board" and except in other cases where the context otherwise requires.

  16. Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Corporation or any Subsidiary outside of the United States of America as the

Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Corporation may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Corporation.

  17. Administration of the Plan. (a) This Plan shall be administered by a Committee of the Board (or subcommittee thereof), consisting of not less than three Non-Employee Directors appointed by the Board. To the extent of such delegation, references in the Plan to the Board shall also refer to the appropriate committee. A majority of the Committee (or subcommittee thereof) shall constitute a quorum, and the action of the members of the Committee (or subcommittee thereof) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee thereof). Until subsequent action of the Board, the Committee shall be the Compensation Committee of the Board.

  (b) The interpretation and construction by the Committee of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units and any determination by the Committee pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Committee shall be liable for any such action or determination made in good faith.

  18. Amendments, Etc. (a) The Committee may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Corporation in order to comply with applicable law or the rules of the principal national securities exchange upon which the Common Shares are traded or quoted shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment hereof for shareholder approval shall not be construed to limit the Corporation's authority to offer similar or dissimilar benefits under plans that do not require shareholder approval.

  (b) The Committee may, with the concurrence of affected Optionee, cancel any agreement evidencing Option Rights or any other award granted under this Plan. In the event of such cancellation, the Committee may authorize the granting of new Option Rights or other awards hereunder (which may or may not cover the same number of Common Shares which had been the subject of the prior award) in such manner, at such option price, and subject to such other terms, conditions and discretion as would have been applicable under this Plan had the cancelled Option Rights or other award not been granted.

  (c) The Committee also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Committee also may provide that deferred settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

  (d) The Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Corporation or a Subsidiary to the Participant.

  (e) In case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Deferred Shares as to which the Deferral Period has not been completed, or any Performance Shares or Performance Units or Other Stock-Based Awards which have not been fully earned, or who holds Common Shares subject to any transfer restriction imposed pursuant to

Section 10(b) of this Plan, the Committee may, in its sole discretion, accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Deferral Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

  (f) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation or any Subsidiary, nor shall it interfere in any way with any right the Corporation or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

  (g) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right. Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

  19. Termination. No grant (other than an automatic grant of Reload Option Rights) shall be made under this Plan more than 10 years after the date on which this Plan is first approved by the shareholders of the Corporation, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms thereof and of this Plan.

                                    ANNEX C

                                THE BIBB COMPANY

                        NONEMPLOYEE DIRECTOR STOCK PLAN


                             EFFECTIVE JULY 1, 1997

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE
                                                                            ----
 Article 1.  Establishment, Purpose, and Duration.........................    1
      1.1.   Establishment of the Plan....................................    1
      1.2.   Purpose of the Plan..........................................    1
      1.3.   Duration of the Plan.........................................    1
 Article 2.  Definitions..................................................    1
 Article 3.  Administration...............................................    3
      3.1.   The Compensation Committee...................................    3
      3.2.   Administration by the Committee..............................    3
      3.3.   Decisions Binding............................................    3
      3.4.   Adjustment of Awards and Accounts............................    4
 Article 4.  Eligibility and Participation................................    4
      4.1.   Eligibility..................................................    4
      4.2.   Actual Participation.........................................    4
 Article 5.  Awards for Existing Nonemployee Directors....................    4
      5.1.   Grant of Options.............................................    4
      5.2.   Vesting of Options...........................................    4
 Article 6.  Additional Options for Directors.............................    4
      6.1.   Initial Grant of Options for New Nonemployee Directors.......    4
      6.2.   Annual Awards of Options.....................................    5
      6.3.   Vesting of Options...........................................    5
 Article 7.  Deferral of Retainers, Committee Fees, and Meeting Fees......    5
      7.1.   Deferral of Retainers, Committee Fees, and Meeting Fees......    5
      7.2.   Election.....................................................    5
      7.3.   Number of Deferred Stock Units...............................    5
      7.4.   Vesting of Deferred Stock Units..............................    5
 Article 8.  Deferred Stock Units.........................................    6
      8.1.   Deferred Stock Unit Account..................................    6
      8.2.   Dividend Equivalents.........................................    6
      8.3.   Amount of Payout.............................................    6
      8.4.   Timing and Method of Payout..................................    6
      8.5.   Funding Mechanism for Deferred Stock Units...................    7
 Article 9.  Amendment, Modification, and Termination.....................    7
      9.1.   Amendment, Modification, and Termination.....................    7
      9.2.   Awards Previously Granted....................................    7
 Article 10. Miscellaneous................................................    7
      10.1.  Gender and Number............................................    7
      10.2.  Severability.................................................    7
      10.3.  Beneficiary Designation......................................    7
      10.4.  Nonalienation of Interest....................................    7
      10.5.  Interest of Participant......................................    8
      10.6.  No Right of Nomination.......................................    8
      10.7.  Shares Available.............................................    8
      10.8.  Successors...................................................    8
      10.9.  Requirements of Law..........................................    8
      10.10. Governing Law................................................    8

The Bibb Company
Nonemployee Director Stock Plan

ARTICLE 1. Establishment, Purpose, and Duration

  1.1. Establishment of the Plan. The Bibb Company hereby establishes an incentive compensation plan to be known as the "The Bibb Company Nonemployee Director Stock Plan" (the "Plan"), as set forth in this document. The Plan provides for the acquisition of Options and of Deferred Stock Units by Nonemployee Directors, subject to the terms and provisions set forth herein.

  Upon approval by the Board of Directors of the Company, the Plan shall become effective as of July 1, 1997 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein.

  1.2. Purpose of the Plan. The purpose of the Plan is to promote the achievement of long-term objectives of the Company by linking the personal interests of Nonemployee Directors to those of the Company's shareholders and to attract and retain Nonemployee Directors of outstanding competence.

  1.3. Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 9. However, in no event may an Award be granted under the Plan on or after July 1, 2007. The maximum number of Shares paid out under the Plan shall be 250,000 (as adjusted pursuant to Section 3.4) unless otherwise determined by the Board of Directors.

ARTICLE 2. Definitions

  Whenever used in the Plan, the following terms shall have the meanings set forth below when the initial letter of the word is capitalized:

    (a) "Award" means, individually or collectively, an award under this Plan of Options or of Deferred Stock Units, as indicated.

    (b) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

    (c) "Board" or "Board or Directors" means the Board of Directors of the Company.

    (d) "Change in Control" means any of the following events:

      (1) Any sale of all or substantially all of the Company's assets to any person or entity (a "Person");

      (2) Any sale or series of related sales which, in the aggregate, transfer fifty percent (50%) or more of the voting shares of the Company to any Person or group of Persons (as the term "group" is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended);

      (3) Any merger of the Company with any other Person following which the Company is not the surviving entity; or

      (4) Notwithstanding the foregoing, "Change in Control" shall not include any sale, merger or consolidation with or to any Person in which the shareholders of the Company immediately prior to such sale, merger or consolidation own or obtain controlling voting power of such Person immediately following such transaction.

    (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    (f) "Committee" means the Compensation Committee of the Board of Directors of the Company.

    (g) "Company" means The Bibb Company, a Delaware corporation, together with any and all Subsidiaries, and any successor thereto as provided in
  Section 10.8.

    (h) "Director" means any individual who is a member of the Board of Directors of the Company.

    (i) "Disability" means a permanent and total disability, within the meaning of Code Section 22(e)(3).

    (j) "Employee" means any full-time, nonunion, salaried employee of the Company or of the Company's Subsidiaries. For purposes of the Plan, an individual whose only employment relationship with the Company is as a Director, shall not be deemed to be an Employee.

    (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

    (l) "Existing Nonemployee Director" means a Nonemployee Director whose original election to the Board occurred prior to the Effective Date.

    (m) "Fair Market Value" shall mean the average of the highest and lowest quoted selling prices for Shares on the relevant date, or (if there were no sales on such date) the weighted average of the means between the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date; provided, however, that if the Shares are not traded on a national securities exchange in the United States, the Committee shall determine "Fair Market Value" in its discretion.

    (n) "New Nonemployee Director" means a Nonemployee Director whose original election to the Board occurred after the Effective Date.

    (o) "Nonemployee Director" means any individual who is a member of the Board of Directors of the Company, but who is neither a current nor a retired Employee of the Company.

    (p) "Option" means a right to acquire Shares for consideration and upon terms stated therein.

    (q) "Participant" means a Nonemployee Director of the Company who has an outstanding Award granted under the Plan.

    (r) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

    (s) "Retirement" means any termination of services on the Board at a time when the Director has served on the Board for at least five (5) years.

    (t) "Shares" means the Common Shares of the Company, $0.01 par value, or such other securities as may have been substituted for such Shares pursuant to any adjustment of Accounts under Section 3.4 of the Plan.

    (u) "Subsidiary" means a corporation, company or other entity

      (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or

      (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company.

ARTICLE 3. Administration

  3.1. The Compensation Committee. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company, subject to the restrictions set forth in the Plan.

  3.2. Administration by the Committee. The Committee shall have the full power, discretion, and authority to interpret and administer the Plan in a manner which is consistent with the Plan's provisions. However, in no event shall the Committee have the power to determine Plan eligibility, or to determine the number, the value, the vesting period, or the timing of Awards to be made under the Plan (all such determinations being automatic pursuant to the provisions of the Plan).

  3.3. Decisions Binding. All determinations and decisions made by the Committee pursuant to the Plan, and all related orders or resolutions of the Committee shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Employees, Participants, and their estates and beneficiaries.

  3.4. Adjustment of Awards and Accounts.

  The Board shall make or provide for such adjustments in the number and kind of Shares in each Director's Deferred Stock Unit Account or subject to outstanding Options as the Board, in its sole discretion, exercised in good faith, shall determine is equitably required to prevent dilution or enlargement of the rights of the Nonemployee Directors that would otherwise result from (a) any stock dividend, stock split, combination of shares, recapitalization or any other change in the capital structure of the Company,
(b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing.

ARTICLE 4. Eligibility and Participation

  4.1. Eligibility. Persons eligible to participate in the Plan are limited to Nonemployee Directors who are serving on the Board on the date of each scheduled Award under the Plan.

  4.2. Actual Participation. All Nonemployee Directors are eligible to participate as follows:

    (a) All Existing Nonemployee Directors shall receive Awards of Options pursuant to Article 5 and Section 6.2;

    (b) All New Nonemployee Directors herein shall receive Awards of Options pursuant to Article 6; and

    (c) All Nonemployee Directors shall be eligible to acquire Deferred Stock Units in connection with deferrals pursuant to Article 7.

ARTICLE 5. Awards for Existing Nonemployee Directors

  5.1. Grant of Options. Each Existing Nonemployee Director on the date of the Company's 1997 Stockholders Meeting shall receive a one-time Award of Options for Twenty Thousand (20,000) Shares effective as of said date.

  5.2. Vesting of Options. Said Options shall become vested at the rate of 6,666 Shares on July 1, 1998, 6,666 Shares on July 1, 1999, and 6,668 Shares on July 1, 2000, if the Director continues to serve in said capacity as of said dates; provided, however, that upon death, Disability, or a Change in Control, all of a Participant's outstanding Options shall vest immediately. Any Options not vested at the time of termination of service as a Director shall be forfeited.

ARTICLE 6. Additional Options for Directors

  6.1. Initial Grant of Options for New Nonemployee Directors. Each individual who is a New Nonemployee Director, shall receive an Award of Options for Ten Thousand (10,000) Shares on the date of his or her original election to the Board. The said Award shall vest as to the first 5,000 Shares on the first anniversary thereof and as to the remaining 5,000 Shares on the second anniversary thereof, if the Director continues to serve in said capacity on said dates; provided, however, that upon death, Disability, or a Change in Control, all of a Participant's outstanding Options shall vest immediately. Any Options not vested at the time of termination of service as a Director shall be forfeited.

  6.2. Annual Awards of Options. Each Nonemployee Director shall receive Options for Five Thousand (5,000) Shares, effective as of the day following each annual shareholders' meeting; as to Existing Nonemployee Directors, the first such annual Award shall occur as of the annual Shareholders' meeting in 2000, and as to each New Nonemployee Director, the first such annual Award shall occur as of the second annual Shareholders' meeting after his initial election as a Director.

  6.3. Vesting of Options. All Options awarded under Section 6.2 shall vest one hundred percent (100%) upon the first anniversary of the award of such Option, or if earlier, upon a Change in Control. If a Director ceases to serve prior to said first anniversary (other than for death or Disability, in which event said Options shall become fully vested), he or she shall be entitled, upon said anniversary to exercise the Option with respect to a percentage of the Shares subject to said Option equal to the number of days since the grant in which he did serve as a Director divided by 365, and shall forfeit the Option with respect to the remaining number of Shares.

ARTICLE 7. Deferral of Retainers, Committee Fees, and Meeting Fees

  7.1. Deferral of Retainers, Committee Fees, and Meeting Fees. During the term of this Plan, any Nonemployee Director may elect to receive all, none or fifty percent (50%) of the cash portion of his or her annual retainer, committee fees, and meeting fees in the form of Deferred Stock Units. Such election to receive Deferred Stock Units shall be subject to the provisions of this Article 7.

  7.2. Election. Any election to receive all or fifty percent (50%) of a Nonemployee Director's annual retainer, committee fees, and meeting fees in the form of Deferred Stock Units shall be made before the first day of the calendar year for which such compensation would otherwise be paid, or before July 1, 1997, as to amounts otherwise payable in 1997. New Nonemployee Directors, however, may make such election with respect to their retainer payable during the first calendar year of their service upon their original election to the Board. Each such election may pertain to subsequent scheduled fees and retainer payments, and will continue in effect as to subsequent years unless changed in writing prior to any January 1.

  7.3. Number of Deferred Stock Units. The number of Deferred Stock Units to be granted in connection with an election pursuant to Section 7.2 shall equal the cash portion of the retainer and fees being deferred into Deferred Stock Units, divided by the Fair Market Value of a Share on the date of the scheduled payment of the amount deferred.

  7.4. Vesting of Deferred Stock Units. Subject to the terms of this Plan, all Deferred Stock Units acquired under this Article 7 shall vest one hundred percent (100%) upon the acquisition of such Deferred Stock Units.

ARTICLE 8. Deferred Stock Units

  8.1. Deferred Stock Unit Account. A Deferred Stock Unit Account (the "Account") shall be established and maintained by the Company for each Participant who elects a Deferral pursuant to Article 7 under the Plan. Each Account shall be the record of the Deferred Stock Units acquired by the Participant under Article 7 of the Plan on each applicable date, shall be maintained solely for accounting purposes, and shall not require a segregation of any Company assets.

  8.2. Dividend Equivalents. Dividend equivalents shall be earned on Deferred Stock Units provided under this Plan. Such dividend equivalents shall be converted into equivalent amounts of Deferred Stock Units based on the Fair Market Value of a Share on the day on which the dividend would be paid and added to a Participant's Accounts. Deferred Stock Units resulting from dividend equivalents shall be fully vested.

  8.3. Amount of Payout. Except as provided otherwise in this Plan, the total amount payable to a Participant shall be one Share for each Deferred Stock Unit, if any, in said Participant's Accounts at the date of payout as determined in accordance with Section 8.4.

  8.4. Timing and Method of Payout. Except as otherwise provided herein, vested Deferred Stock Units shall be paid to Participants, in Shares, within thirty (30) days following each Participant's termination of service on the Board. Payout of a Participant's Account shall be made in one of the following forms as elected by the Participant:

    (a) By payment in Shares in a single distribution;

    (b) By payment in Shares in not greater than ten annual installments; or

    (c) A combination of (a) and (b) above. The Participant shall designate the percentage payable under each option.

Fractional Shares shall be rounded down to the nearest whole Share, and such fractional amount shall be paid in cash.

  The Participant's election of the form of payout shall be made by written notice filed with the Committee at least one year prior to the Participant's voluntary termination as a Director. Any such election may be changed by the Participant at any time or from time to time; provided that any election made less than one year prior to the Director's voluntary termination as a Director shall not be valid, and in such case payment shall be made in accordance with the Participant's prior election, except that the Participant's initial election shall nonetheless be effective during the first year following. Absent an election from the Participant, the payment shall be made in Shares in a single distribution. In the event of a Director's death, the balance of his or her Account shall be distributed to his or her beneficiary in shares in a single distribution, even if the Participant had elected distribution in installments.

  Each Participant shall have the right to require the Company to retain so much of any distribution as may be necessary to provide for the payment of applicable taxes, which shall be converted into cash based on the Fair Market Value of the Shares on the date five (5) days prior to the distribution, and the Company will cause the amount so retained to be paid or deposited on behalf of the Participant.

  8.5. Funding Mechanism for Deferred Stock Units. The Company shall be entitled, but not obligated, to establish a grantor trust or similar funding mechanism to fund the Company's obligations under this Plan; provided, however, that any funds contained therein shall remain subject to the claims of the Company's general creditors. The funding mechanism shall constitute an unfunded arrangement. This mechanism may be funded through the acquisition of Shares and in that event, Participants shall be given the right to direct the exercise of voting rights with respect to their respective interests in those Shares.

ARTICLE 9. Amendment, Modification, and Termination

  9.1. Amendment, Modification, and Termination. Subject to the terms set forth in this Article 9, the Board may terminate, amend, or modify the Plan at any time and from time to time.

  9.2. Awards Previously Granted. Unless required by law, no termination, amendment, or modification of the Plan shall in any material manner adversely affect any Award previously provided under the Plan, without the written consent of the Participant holding the Award.

ARTICLE 10. Miscellaneous

  10.1. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

  10.2. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

  10.3. Beneficiary Designation. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the

Plan is to be paid in the event of his or her death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Board, and will be effective only when filed by the Participant in writing with the Board during his or her lifetime. In the absence of any such designation or if no designated beneficiary survives the Participant, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate in Shares in a single distribution.

  10.4. Nonalienation of Interest. Except as permitted by this Plan, no right or interest under this Plan of any Participant or beneficiary shall, without the written consent of the Company, be (i) assignable or transferable in any manner, (ii) subject to alienation, anticipation, sale, pledge, encumbrance, attachment, garnishment, or other legal process, or (iii) in any manner liable for or subject to the debts or liabilities of the Participant or beneficiary.

  10.5. Interest of Participant. The obligation of the Company under the Plan to make payment under this Plan merely constitutes the unsecured promise of the Company to make payments in the form of its Shares, as provided herein, and no Participant or beneficiary shall have any interest in, or lien or prior claim upon, any property of the Company. It is the intention of the Company that the Plan be unfunded for tax purposes.

  10.6. No Right of Nomination. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's shareholders.

  10.7. Shares Available. Shares delivered by the Company under the Plan shall be treasury shares, or Shares which have been or may be reacquired by the Company. Any funding mechanism as described in Section 8.5 of this Plan may acquire treasury shares from the Company or purchase Shares on the open market.

  10.8. Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

  10.9. Requirements of Law. The granting of Awards under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

  10.10. Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the internal, substantive laws of the State of Georgia.

                                THE BIBB COMPANY
                              100 GALLERIA PARKWAY
                                   17TH FLOOR
                             ATLANTA, GEORGIA 30339

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Michael L. Fulbright and A. William Ott and each of them with power of substitution in each, proxies to appear and vote, as designated below, all Common Stock of The Bibb Company held of record on August 8, 1997 by the undersigned, at the Annual Meeting of Stockholders to be held on September 30, 1997, and at all adjournments thereof. Management recommends a vote in favor of all nominees listed in Item 1 and in favor of Proposals 2, 3, 4 and 5.

1.ELECTION OF DIRECTORS

Director Nominees: Michael L. Fulbright, C. Scott Bartlett Jr., Marvin B. Crow,
          Stewart M. Kasen, George A. Poole Jr., James A. Williams and Irwin N. Gold

 [_] FOR all director nominees       [_] WITHHOLD AUTHORITY to vote for all
     listed above                        director nominees listed above
     (except as marked to the
     contrary)

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
             LINE THROUGH THAT NOMINEE'S NAME IN THE LIST ABOVE.

2. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION OF THE BIBB COMPANY TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                      [_] FOR   [_] AGAINST   [_] ABSTAIN

3. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION OF THE BIBB COMPANY TO PROVIDE FOR INDEMNIFICATION OF THE DIRECTORS AND OFFICERS.

                      [_] FOR   [_] AGAINST   [_] ABSTAIN

4. PROPOSAL TO APPROVE THE 1997 OMNIBUS STOCK INCENTIVE PLAN.

                      [_] FOR   [_] AGAINST   [_] ABSTAIN

5. PROPOSAL TO APPROVE THE NONEMPLOYEE DIRECTOR STOCK PLAN.

                      [_] FOR   [_] AGAINST   [_] ABSTAIN

6.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED. IF NO INDICATION IS MADE, IT WILL BE VOTED IN FAVOR OF ALL DIRECTOR-NOMINEES AND IN FAVOR OF PROPOSALS 2, 3, 4 AND 5.

                                           Dated: _______________________, 1997

                                           ------------------------------------

                                           ------------------------------------
                                           Signature(s)
                                           (Please sign as name appears on
                                           proxy. When shares are held by
                                           joint tenants, both should sign.
                                           When signing in a fiduciary or
                                           representative capacity, give full
                                           title as such.)

PLEASE MARK, DATE, AND SIGN THIS PROXY, INDICATING ANY CHANGE OF ADDRESS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THE ENCLOSED ENVELOPE ALREADY IS ADDRESSED AND NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.